Exhibit 10 (bq)






                         PRIVATE EQUITY CREDIT AGREEMENT

                                 BY AND BETWEEN


                                 NCT GROUP, INC.


                                       AND


                                CRAMMER ROAD LLC


                            Dated as of July 25, 2002

     THIS PRIVATE EQUITY CREDIT AGREEMENT is entered into as of the 25th day of July 2002 (this "AGREEMENT"), by and between CRAMMER ROAD LLC, an entity organized and existing under the laws of Cayman Islands ("INVESTOR"), and NCT GROUP, INC., a corporation organized and existing under the laws of the State of Delaware (the "COMPANY").

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to Investor, from time to time as provided herein, and Investor shall purchase, up to Fifty Million Dollars ($50,000,000) of the Common Stock (as defined below) of the Company; and

     WHEREAS,  such  investments will be made in reliance upon the provisions of
Section 4(2) ("SECTION 4(2)") of the Securities Act of 1933 and the rules and regulations promulgated thereunder (the "SECURITIES ACT"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in Common Stock to be made hereunder.

     NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

     Section 1.1 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings specified or indicated (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "ADDITIONAL CLOSING DATE" shall mean the twelfth (12th) Trading Day following the Put Date related to a Closing, or such earlier date as the Company and Investor shall agree, provided all conditions to such Closing have been satisfied on or before such Closing.

     "AGREEMENT" shall have the meaning specified in the preamble hereof.

     "BID PRICE" shall mean the closing bid price of the Common Stock on the Principal Market.

     "BLACKOUT NOTICE" shall have the meaning specified in the Registration Rights Agreement.

     "BLACKOUT PERIOD" shall have the meaning specified in the Registration Rights Agreement.

     "BLACKOUT SHARES" shall have the meaning specified in Section 2.6.

     "BUY-IN" shall have the meaning specified in Section 8.4.

     "BUY-IN ADJUSTMENT AMOUNT" shall have the meaning specified in Section 8.4.

     "BY-LAWS" shall have the meaning specified in Section 4.8.

     "CERTIFICATE" shall have the meaning specified in Section 4.8.

     "CLAIM NOTICE" shall have the meaning specified in Section 9.3(a).

     "CLOSING" shall mean one of the closings of a purchase and sale of shares of Common Stock pursuant to Section 2.1.

     "CLOSING DATE" shall mean, with respect to a Closing, the fifth (5th) Trading Day following the Put Date related to such Closing, provided all conditions to such Closing have been satisfied on or before such Closing.

     "COMMITMENT PERIOD" shall mean the period commencing on the earlier to occur of (a) the Effective Date or (b) such earlier date as the Company and Investor shall agree, and expiring on the earlier to occur of (i)the date on which Investor shall have purchased Put Shares pursuant to this Agreement for an aggregate Purchase Price of the Maximum Commitment Amount,(ii)the date the Investment Obligation of Investor is terminated pursuant to or as contemplated by Section 2.5, or (iii) the date which is twenty-four (24) months from the date of commencement of the Commitment Period.

     "COMMON STOCK" shall mean the Company's common stock, par value $.01 per share, and any shares of any other class of common stock whether now or hereafter authorized, having a right to participate in the distribution of dividends (as and when declared) and assets (upon liquidation of the Company).

     "COMMON STOCK EQUIVALENTS" shall mean any securities that are convertible into or exchangeable for Common Stock or any warrants, options or other rights to subscribe for or purchase Common Stock or any such convertible or exchangeable securities.

     "COMPANY" shall have the meaning specified in the preamble to this Agreement.

     "CONDITION SATISFACTION DATE" shall mean each of (a) the date of delivery of the relevant Put Notice and (b) the applicable Closing Date for such Put Notice.

     "CONTROL PERSON" shall mean each director, executive officer, promoter, and such other Persons as may be deemed in control of the Company pursuant to
Section 15 under the Securities Act or Section 20 of the Exchange Act.

     "COVERING SHARES" shall have the meaning specified in Section 8.4.

     "DAMAGES" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements and costs and expenses of expert witnesses and investigation) but excluding lost profits, opportunity costs, punitive damages, penalties or fines.

     "DISCOUNT" shall mean ten percent(10%).

     "DISPUTE PERIOD" shall have the meaning specified in Section 9.3(a).

     "DTC" shall have the meaning specified in Section 2.3(c).

     "DWAC" shall have the meaning specified in Section 2.3(c).

     "EFFECTIVE DATE" shall mean the date on which the SEC first declares effective a Registration Statement registering resale of the Registrable Securities as set forth in Section 7.2(a).

     "ESCROW AGENT" shall mean Krieger & Prager, LLP.

     "ESCROW AGREEMENT" shall mean the Joint Escrow Instructions in the form annexed hereto as Exhibit G.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

     "FAST" shall have the meaning specified in Section 2.3(c).

     "HOLDER" shall have the meaning specified in Section 8.4.

     "INDEMNIFIED PARTY" shall have the meaning specified in Section 9.3(a).

     "INDEMNIFYING PARTY" shall have the meaning specified in Section 9.3(a).

     "INDEMNITY NOTICE" shall have the meaning specified in Section 9.3(b).

     "INVESTMENT AMOUNT" shall mean the dollar amount (within the range specified in Section 2.2) to be invested by Investor to purchase Put Shares with respect to any Put Date as notified by the Company to Investor in accordance with Section 2.2.

     "INVESTMENT OBLIGATION" shall mean the obligation of Investor to purchase Common Stock pursuant to, and subject to, the terms of this Agreement.

     "INVESTOR" shall have the meaning specified in the preamble to this Agreement.

     "LAST AUDIT DATE" shall mean December 31, 2001.

     "MARKET PRICE" on any given date shall mean the average of the lowest Bid Prices (not necessarily consecutive) for any three (3) Trading Days during the ten (10) Trading Days immediately following the Put Date.

     "MATERIAL ADVERSE EFFECT" shall mean any effect on the business, operations, prospects, properties, or financial condition of the Company that is material and adverse to the Company or to the Company and such other entities controlling or controlled by the Company, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform its obligations under either of (a) this Agreement or (b) the Registration Rights Agreement.

     "MAXIMUM COMMITMENT AMOUNT" shall mean Fifty Million Dollars ($50,000,000), subject to increase as agreed to by the Company and Investor.

     "MAXIMUM PUT AMOUNT" shall mean, with respect to any Put, the lesser of (a) One Million Dollars ($1,000,000), or (b) one hundred fifty (150%) percent of the Weighted Average Volume for the twenty (20) Trading Days immediately preceding the Put Date.

     "MINIMUM COMMITMENT AMOUNT" shall mean Five Million ($5,000,000) Dollars.

     "MINIMUM PUT AMOUNT" shall mean Fifty Thousand Dollars ($50,000).

     "NASD" shall mean the National Association of Securities Dealers, Inc.

     "NASDAQ" shall mean The Nasdaq Stock Market, Inc.

     "NEW BID PRICE" shall have the meaning specified in Section 2.6.

     "NEW INVESTOR" shall have the meaning specified in Section 6.15(a).

     "NEW TRANSACTION" shall have the meaning specified in Section 6.15(a).

     "NEW  TRANSACTION  OFFER"  shall  have the  meaning  specified  in  Section
6.15(a).

     "OLD BID PRICE" shall have the meaning specified in Section 2.6.

     "OUTSTANDING" shall mean, with respect to the Common Stock, at any date as of which the number of shares of Common Stock is to be determined, all issued and outstanding shares of Common Stock, including all shares of Common Stock issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock; provided, however, that Outstanding shall not include any shares of Common Stock then directly or indirectly owned or held by or for the account of the Company.

     "PERMITTED SUSPENSION PERIOD" shall have the meaning specified in the Registration Rights Agreement.

     "PERSON" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "PRINCIPAL MARKET" shall mean the market or exchange which is at the time the principal trading market or exchange for the Common Stock.

     "PRIOR AGREEMENTS" shall have the meaning specified in Section 6.17.

     "PURCHASE PRICE" shall mean 90% of the Market Price with respect to a Put.

     "PUT" shall mean each occasion that the Company issues a Put Notice to Investor requiring Investor to buy Common Stock subject to the terms and conditions of this Agreement.

     "PUT DATE" shall mean the Trading Day during the Commitment Period that a Put Notice is deemed delivered pursuant to Section 2.2(b).

     "PUT NOTICE" shall mean a written notice, substantially in the form of Exhibit B hereto, to the Investor, as may be applicable, setting forth the Investment Amount pursuant to the terms of this Agreement, and specifying the consideration to be delivered in connection therewith.

     "PUT SHARES" shall mean all shares of Common Stock issued or issuable pursuant to a Put that has been exercised or may be exercised in accordance with the terms and conditions of this Agreement.

     "REGISTRABLE SECURITIES" shall mean (a) the Put Shares, (b) the Blackout Shares, (c) the Warrant Shares, and (d) any securities issued or issuable with respect to any of the foregoing by way of exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a Registration Statement has been declared effective by the SEC and such Registrable Securities have been disposed of pursuant to a Registration Statement, (ii) such Registrable Securities have been sold under circumstances under which all of the applicable conditions of Rule 144 are met, (iii) such time as such Registrable Securities have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or
(iv) in the opinion of counsel for the Company, such Registrable Securities may be sold without registration under the Securities Act or the need for an exemption from any such registration requirements and without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

     "REGISTRATION   RIGHTS  AGREEMENT"  shall  mean  the  registration   rights
agreement in the form of Exhibit A hereto.

     "REGISTRATION STATEMENT" shall mean a registration statement on Form S-1 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement and the Registration Rights Agreement and in accordance with the intended method of distribution of such securities), for the registration of the resale by Investor of the Registrable Securities under the Securities Act.

     "REGULATION D" shall mean Rules 501 et seq. under the Securities Act.

     "RELEASING PARTIES" shall have the meaning specified in Section 6.17.

     "REMAINING PUT SHARES" shall have the meaning specified in Section 2.6.

     "RIGHT OF FIRST  REFUSAL"  shall  have the  meaning  specified  in  Section
6.15(a).

     "RIGHT OF FIRST REFUSAL EXPIRATION DATE" shall have the meaning specified in Section 6.15(a).

     "RULE 144" shall mean Rule 144 under the Securities Act or any similar provision then in force under the Securities Act.

     "SEC" shall mean the Securities and Exchange Commission.

     "SECTION 4(2)" shall have the meaning specified in the preamble to this Agreement.

     "SECURITIES ACT" shall have the meaning specified in the preamble to this Agreement.

     "SEC DOCUMENTS" shall mean, as of a particular date, all reports and other documents filed by the Company pursuant to the Securities Act or Section 13(a) or 15(d) of the Exchange Act since the beginning of the Company's then most recently completed fiscal year as of the time in question (provided that if the date in question is within ninety (90) days of the beginning of the Company's fiscal year, the term shall include all documents filed since the beginning of the second preceding fiscal year).

     "SOLD SHARES" shall have the meaning specified in Section 8.4.

     "SUBSCRIPTION DATE" shall mean the date on which this Agreement is executed and delivered by the Company and Investor.

     "THIRD PARTY CLAIM" shall have the meaning specified in Section 9.3(a).

     "TRADING CUSHION" shall mean a minimum of ten (10) Trading Days after the Additional Closing Date, unless a shorter period is agreed to by the Company and Investor.

     "TRADING DAY" shall mean any day during which the Principal Market shall be open for business.

     "TRANSACTION  DOCUMENTS"  means this  Agreement,  the  Registration  Rights
Agreement, and all Exhibits specifically referred to herein (the Warrant, Closing Certificate, and the Transfer Agent instructions described in Section 8.1.)

     "TRANSFER AGENT" shall mean the transfer agent for the Common Stock (and any substitute or replacement transfer agent for the Common Stock upon the Company's appointment of any such substitute or replacement transfer agent).

     "UNDERWRITER" shall mean any underwriter participating in any disposition of the Registrable Securities on behalf of Investor pursuant to a Registration Statement.

     "VALUATION EVENT" shall mean an event in which the Company at any time during a Valuation Period takes any of the following actions:

          (a)  subdivides or combines the Common Stock;

          (b) pays a dividend in shares of Common Stock or makes any other distribution of shares of Common Stock;

          (c) issues any warrants, options or other rights to subscribe for or purchase shares of Common Stock and the price per share for which shares of Common Stock may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Bid Price in effect immediately prior to such issuance (other than such shares issued pursuant to and in accordance with the terms of a stock option plan in effect prior to March 1,
               2002);

          (d) issues any securities convertible into or exchangeable for shares of Common Stock and the consideration per share for which shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such convertible or exchangeable securities shall be less than the Bid Price in effect immediately prior to such issuance;

          (e) issues shares of Common Stock otherwise than as provided in the foregoing subsections (a) through (d), at a price per share less, or for other consideration lower, than the Bid Price in effect immediately prior to such issuance, or without consideration;

          (f) makes a distribution of its assets or evidences of indebtedness to the holders of Common Stock as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) through (e); or

          (g) takes any action affecting the number of shares of Outstanding Common Stock, other than an action described in any of the foregoing subsections (a) through (f) hereof, inclusive, which in the opinion of the Company, determined in good faith, would have a materially adverse effect upon the rights of Investor at the time of a Put.

     "VALUATION PERIOD" shall mean the period of ten (10) Trading Days immediately following the date on which the applicable Put Notice is deemed to be delivered and during which the Purchase Price of the Common Stock is valued; provided, however, that if a Valuation Event occurs during any Valuation Period, a new Valuation Period shall begin on the Trading Day immediately after the occurrence of such Valuation Event and end on the tenth (10th) Trading Day after such occurrence (and, in such event, the Put Date for the most recently issued Put Notice shall be automatically revised to be the date of the occurrence of such Valuation Event for all purposes of this Agreement).

     "WARRANT" shall have the meaning specified in Section 2.4.

     "WARRANT SHARES" shall mean the shares of Common Stock issuable on exercise of the Warrant.

     "WEIGHTED AVERAGE VOLUME" shall mean the average of the respective products of (a) the Bid Price for each relevant Trading Day, multiplied by (b) the volume on the Principal Market for that Trading Day.

                                   ARTICLE II

                        PURCHASE AND SALE OF COMMON STOCK

     Section 2.1 PUTS.

     Upon the terms and conditions set forth herein (including, without limitation, the provisions of Article VII), on any Put Date during the Commitment Period the Company may call a Put by the delivery of a Put Notice. The number of Put Shares that Investor shall receive pursuant to such Put shall be determined by dividing the Investment Amount specified in the Put Notice by the Purchase Price as applicable with respect to such Put Date.

     Section 2.2 MECHANICS.

     (a) PUT NOTICE. At any time during the Commitment Period, the Company may deliver a Put Notice to the Investor, subject to the conditions set forth in
Section 7.2; provided, however, the Investment Amount for each Put in the applicable Put Notice shall be not less than the Minimum Put Amount, nor more than the Maximum Put Amount. No Put Notice may be issued prior to the expiration of the Trading Cushion.

     (b) DATE OF DELIVERY OF PUT NOTICE. A Put Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by Investor if such notice is received on or prior to 12:00 noon New York time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon New York time on a Trading Day or at anytime on a day which is not a Trading Day.

     Section 2.3 CLOSINGS.

     (a) On or prior to each Closing Date for a Put, (x) the Company shall deliver to Escrow Agent one or more certificates representing the Put Shares to be purchased by Investor pursuant to Section 2.1 herein based on the Bid Price for the first three Trading Days after delivery of the Put Notice, registered in the name of Investor and (y) Investor shall deliver seventy-five percent (75%) of the Investment Amount to the Escrow Agent by wire transfer of immediately available funds to an account designated by the Escrow Agent on or before the Closing Date. (b) On or prior to each Additional Closing Date, (x) the Company shall deliver to Escrow Agent one or more certificates, at Investor's option, representing the balance of Put Shares purchased by Investor pursuant to Section
2.1 herein, less the Put Shares delivered under Section 2.3(a), registered in the name of Investor and (y) Investor shall deliver the balance of the Investment Amount to the Escrow Agent.

     Immediately after each Closing, Escrow Agent shall promptly wire the appropriate funds to an account designated by the Company.

     (c) In lieu of delivering physical certificates representing the Common Stock issuable in accordance with clauses (a) and (b) of this Section 2.3, and provided that the Transfer Agent then is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of Investor, the Company shall use its commercially reasonable efforts to cause the Transfer Agent to electronically transmit, prior to the Closing Date, the Put Shares by crediting the account of the holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system and provide proof satisfactory to the Escrow Agent of such delivery.

     (d) In addition, on or prior to such Closing Date and Additional Closing Date, each of the Company and Investor shall deliver to the Escrow Agent all documents, opinions, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. Subject to the terms of the Escrow Agreement, on the Closing Date and provided all conditions to Closing have been satisfied by the Company, the Escrow Agent shall wire transfer to the Company, the Investment Amount, less any applicable fees and expenses.

     Section 2.4 WARRANT. The Company agrees to issue to Investor upon execution hereof, a transferable, divisible warrant to purchase 1,000,000 shares of Common Stock (the "Warrant"), which shall be substantially in the form of Exhibit F, shall (a) have an exercise price per share equal to one hundred twenty-five (125%) percent of the Bid Price for the Trading Day immediately prior to the date of this Agreement, (b) be exercisable commencing after the date of issuance and expiring on the date which is the fifth anniversary of the date of issuance,
(c) have cashless exercise rights, and (d) have registration rights under the Registration Rights Agreement and piggy-back registration rights thereafter.

     Section 2.5 TERMINATION OF INVESTMENT OBLIGATION. The Investment Obligation of Investor shall, at the Investor's option, terminate permanently (including with respect to a Closing Date that has not yet occurred) in the event that (a) there shall occur any stop order or suspension of the effectiveness of any Registration Statement for an aggregate of thirty (30) Trading Days during the Commitment Period, for any reason other than deferrals or suspension during a Permitted Suspension Period in accordance with and subject to the terms of the Registration Rights Agreement, as a result of corporate developments subsequent to or made public subsequent to the Subscription Date that would require such Registration Statement to be amended to reflect such event in order to maintain its compliance with the disclosure requirements of the Securities Act or (b) the Company shall at any time fail to comply with the requirements of Sections 6.3, 6.4, or 6.6 and such failure shall continue for more than thirty (30) days. The Investment Obligation of Investor shall also expire as provided in Section 2(b) of the Registration Rights Agreement.

     Section 2.6 BLACKOUT SHARES. Subject to Section 6.2 herein, in the event that, (a) within fifteen (15) Trading Days following any Closing Date, the Company gives a Blackout Notice to Investor of a Blackout Period in accordance with the Registration Rights Agreement, and (b) the Bid Price on the Trading Day immediately preceding such Blackout Period ("OLD BID PRICE") is greater than the Bid Price on the first Trading Day following such Blackout Period that Investor may sell its Registrable Securities pursuant to an effective Registration Statement ("NEW BID PRICE"), then the Company shall issue to Investor the number of additional shares of Registrable Securities (the "BLACKOUT SHARES") equal to the difference between (i) the product of the number of Put Shares held by Investor immediately prior to the Blackout Period that were issued on the most recent Closing Date (the "REMAINING PUT SHARES") multiplied by the Old Bid Price, divided by the New Bid Price, and (ii) the Remaining Put Shares.

     Section 2.7 MINIMUM COMMITMENT. If the Company for any reason fails to issue and deliver such Put Shares equal to or exceeding the Minimum Commitment Amount during the Commitment Period, then on the first business day after the expiration of the Commitment Period, the Company shall pay to the Investor, in immediately available funds, the product of (x) the balance of the Minimum
Commitment Amount for which Put Notices have not been issued and (y) the Discount.

     Section 2.8 LIQUIDATED DAMAGES. Each of the Company and Investor acknowledge and agree that the requirement to issue Blackout Shares under
Section 2.6 shall give rise to liquidated damages and not penalties. Each of the Company and Investor further acknowledges that (a) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (b) the amount specified in such Section 2.6 bears a reasonable proportion and is not plainly or grossly disproportionate to the probable loss likely to be incurred by Investor in connection with a Blackout Period under the Registration Rights Agreement, and (c) each of the Company and Investor are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

     Investor represents and warrants to the Company that:

     Section 3.1 INTENT. Investor is entering into this Agreement for its own account and Investor has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, Investor does not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

     Section 3.2 SOPHISTICATED INVESTOR. Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in Common Stock. Investor acknowledges that an investment in the Common Stock is speculative and involves a high degree of risk.

     Section 3.3 AUTHORITY. (a) Investor has the requisite power and authority to enter into and perform its obligations under this Agreement and the transactions contemplated hereby in accordance with its terms; (b) the execution and delivery of this Agreement and the Registration Rights Agreement, and the consummation by Investor of the transactions contemplated hereby and thereby have been duly authorized by all necessary action and no further consent or authorization of Investor or its partners is required; and (c) this Agreement has been duly authorized and validly executed and delivered by Investor and is a valid and binding agreement of Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     Section 3.4 NOT AN AFFILIATE. Investor is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

     Section 3.5 ORGANIZATION AND STANDING. Investor is a limited liability company, duly organized, validly existing and in good standing under the laws of the jurisdiction identified next to its name in the preamble to this Agreement, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Investor is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a material adverse effect on Investor.

     Section 3.6 ABSENCE OF CONFLICTS. The execution and delivery of this Agreement and any other document or instrument contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, and compliance with the requirements hereof and thereof, will not (a) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investor, (b) violate any provision of Investor's Memorandum of Association, Articles of Association, Certificate of Incorporation or other applicable charter document, any indenture, instrument or agreement to which Investor is a party or is subject, or by which Investor or any of its assets is bound, or conflict with or constitute a material default thereunder, (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investor to any third party, or (d) require the approval of any third party
(that has not been obtained) pursuant to any material contract, instrument, agreement, relationship or legal obligation to which Investor is subject or to which any of its assets, operations or management may be subject.

     Section 3.7 DISCLOSURE; ACCESS TO INFORMATION. Investor has received all documents, records, books and other information pertaining to Investor's investment in the Company that have been requested by Investor. Investor has reviewed or received copies of the SEC Documents.

     Section 3.8 MANNER OF SALE. At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising as relates in any manner to this Agreement.

     Section 3.9 FINANCIAL CAPABILITY. Investor presently has the financial capacity and the necessary capital to perform its obligations hereunder and shall and has provided to the Company such financial and other information that the Company has requested to demonstrate such capacity.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to Investor that:

     Section 4.1 ORGANIZATION OF THE COMPANY. The Company is a corporation duly organized and validly existing and in good standing under the laws of the state identified next to its name in the preamble to this Agreement and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

     Section 4.2 AUTHORITY. (a) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement and to issue the Put Shares and the Blackout Shares, if any; (b) the execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and (c) each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     Section 4.3 CAPITALIZATION. As of the date of this Agreement, the authorized capital stock of the Company consists of 645,000,000 shares of Common Stock, par value $.01 per share, of which as of June 30, 2002, 435,218,842 shares were issued and outstanding, and 10,000,000 shares of preferred stock, par value $.10 per share of which 1,800 Series H shares are outstanding as of the date hereof. Except for options to purchase 94,755,330 shares of Common Stock, warrants to purchase 65,866,808 shares of Common Stock, and conversion rights and exchange rights to purchase 651,411,024 shares of Common Stock, and any rights to purchase shares of Common Stock existing under the April 12, 2001 Private Equity Credit Agreement between the Company and Investor; there were, as of June 30, 2002, no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company. All of the outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

     Section 4.4 COMMON STOCK. The Company has registered the Common Stock pursuant to Section 12(b) or 12(g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company has maintained all requirements for the continued listing or quotation of the Common Stock, and such Common Stock is currently listed or quoted on the Principal Market. As of the date of this Agreement, the Principal Market is the NASD/Over-the-Counter Bulletin Board Market.

     Section 4.5 SEC DOCUMENTS. The Company has delivered or made available to Investor true and complete copies of the SEC Documents (including, without limitation, proxy information and solicitation materials). The Company has not provided to Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto or (b) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     Section 4.6 EXEMPTION FROM REGISTRATION; VALID ISSUANCES. The sale and issuance of the Put Shares and the Blackout Shares, if any, in accordance with the terms and on the bases of the representations and warranties set forth in this Agreement, may and shall be properly issued by the Company to Investor pursuant to Section 4(2), Regulation D and/or any applicable state law. When issued and paid for as herein provided, the Put Shares, and the Blackout Shares, if any, shall be duly authorized and validly issued, fully paid, and non-assessable. Neither the sales of the Put Shares or the Blackout Shares, if any, pursuant to, nor the Company's performance of its obligations under, this Agreement or the Registration Rights Agreement shall (a) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Put Shares or the Blackout Shares, if any, or any of the assets of the Company, or
(b) entitle the holders of Outstanding Common Stock to preemptive or other rights to subscribe to or acquire the Common Stock or other securities of the Company. The Put Shares and the Blackout Shares, if any, shall not subject Investor to personal liability by reason of the ownership thereof, except as may be provided in applicable law.

     Section 4.7 NO GENERAL SOLICITATION OR ADVERTISING IN REGARD TO THIS TRANSACTION. Neither the Company nor any of its affiliates nor any person authorized to act on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Put Shares or the Blackout Shares, if any, or (b) has made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

     Section 4.8 CORPORATE DOCUMENTS. The Company has furnished or made available to Investor true and correct copies of the Company's Certificate of Incorporation, as amended and in effect on the date hereof (the "CERTIFICATE"), and the Company's By-Laws, as amended and in effect on the date hereof (the "BY-LAWS").

     Section 4.9 NO CONFLICTS. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Put Shares and the Blackout Shares, if any, do not and will not (a) result in a violation of the Certificate or By-Laws or (b) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (c) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect) nor is the Company otherwise in violation of, conflict with or default under any of the foregoing; provided, however, that for purposes of the Company's representations and warranties as to violations of foreign law, rule or regulation referenced in clause (c) such representations and warranties are made only to the best of the Company's knowledge insofar as the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby are or may be affected by the status of Investor under or pursuant to any such foreign law, rule or regulation. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock in accordance with the terms hereof (other than any SEC, NASD or state securities filings that may be required to be made by the Company subsequent to any Closing, any registration statement that may be filed pursuant hereto, and any shareholder approval required by the rules applicable to companies whose common stock trades on the Principal Market); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of Investor herein.

     Section 4.10 NO MATERIAL ADVERSE CHANGE. Since the Last Audit Date, no event has occurred that would have a Material Adverse Effect on the Company, except as disclosed in the SEC Documents.

     Section 4.11 NO UNDISCLOSED LIABILITIES. The Company has no liabilities or obligations that are material, individually or in the aggregate, and that are not disclosed in the SEC Documents or otherwise publicly announced, other than those incurred in the ordinary course of the Company's business since the Last Audit Date and which, individually or in the aggregate, do not or would not have a Material Adverse Effect.

     Section 4.12 NO UNDISCLOSED  EVENTS OR CIRCUMSTANCES.  Since the Last Audit
Date, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents or otherwise.

     Section 4.13 NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Agreement, under circumstances that would require registration of the Common Stock under the Securities Act.

     Section 4.14 LITIGATION AND OTHER PROCEEDINGS. Except as may be set forth in the SEC Documents, there are no lawsuits or proceedings pending or to the best knowledge of the Company, threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which would have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the Company, requested of any court, arbitrator or governmental agency which would have a Material Adverse Effect.

     Section 4.15 NO MISLEADING OR UNTRUE COMMUNICATION. The Company, nor any Person representing the Company in connection with the transactions contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

     Section 4.16 MATERIAL NON-PUBLIC INFORMATION. The Company is not in possession of, nor has the Company or its agents disclosed to Investor, any material non-public information that (a) if disclosed, would reasonably be expected to have a materially adverse effect on the price of the Common Stock or
(b) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

     Section 4.17 ABSENCE OF CERTAIN CONTROL PERSON ACTIONS OR EVENTS. None of the following has occurred during the past ten (10) years with respect to the Company (or any subsidiary or predecessor entity) or any Control Person:

          (1) A petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such Control Person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

          (2) Such Control Person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

          (3) Such Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

               (i) acting, as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, any other Person regulated by the Commodity Futures Trading Commission ("CFTC") or engaging in or continuing any conduct or practice in connection with such activity; (ii) engaging in any type of business practice; or

               (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

          (4) Such Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such Control Person to engage in any activity described in paragraph (3) of this item, or to be associated with Persons engaged in any such activity; or (5) Such Control Person was found by a court of competent jurisdiction in a civil action or by the CFTC or SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the CFTC or SEC has not been subsequently reversed, suspended, or vacated.

                                    ARTICLE V

                              COVENANTS OF INVESTOR

     Section 5.1 COMPLIANCE WITH LAW. Investor's trading activities with respect to shares of the Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and the rules and regulations of the NASD and the Principal Market. The Company specifically acknowledges that, except to the extent specifically provided herein or in any of the other Transaction Documents (but limited in each instance to the extent so specified), the Investor retains the right (but is not otherwise obligated) to buy, sell, or otherwise trade in the securities of the Company, including, but not necessarily limited to, the Common Stock, at any time before, contemporaneous with or after the execution of this Agreement or from time to time and in any manner whatsoever permitted by applicable federal and state securities laws.

                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

     Section 6.1 REGISTRATION RIGHTS. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all respects with the terms thereof.

     Section 6.2 RESERVATION OF COMMON STOCK. As of the date of the effectiveness of the Registration Statement, the Company shall reserve and keep available at all times, free of preemptive rights, 125% of the number of shares of Common Stock necessary, from time to time, to enable the Company to satisfy any obligation to issue the Put Shares for the Minimum Commitment Amount (based upon the then applicable Market Price as if a Put Date occurred twelve Trading Days before the last Trading Day of the most recent fiscal quarter of the Company) and the Blackout Shares, if any, and to issue shares of Common Stock in connection with the exercise of the Warrant. If at any time the Company is obligated to deliver Blackout Shares to Investor under Section 2.6 and the Company does not have a sufficient number of authorized but unissued and unreserved shares to deliver the requisite number of Blackout Shares, the Company shall deliver to Investor such number of Blackout Shares that the Company has authorized but unissued and unreserved. In either case, the Company shall, at its expense, promptly seek and use its best efforts to obtain shareholder approval as required under the Delaware General Corporation Law to increase the number of shares of Common Stock it is authorized to issue, in order to meet all of its obligations to issue Put Shares and Blackout Shares (if any) under this Agreement, such that the Company shall have reserved for issuance under this Agreement at least 125% of the shares required for issuance under the Minimum Commitment Amount, based upon the then applicable Market Price as if a Put Date occurred within five days prior to the date of the proxy statement prepared by the Company in connection with such authorization, less the number of Put Shares that may have been issued under this Agreement. In no circumstances shall the Company issue a Put Notice requiring Investor to purchase more shares of Common Stock than the Company has authority to issue based upon the then number of shares of Common Stock outstanding or reserved for issuance. The number of shares so reserved from time to time, as theretofore increased or reduced as hereinafter provided, may be reduced by the number of shares actually delivered hereunder.

     Section 6.3 LISTING OF COMMON STOCK. The Company shall maintain the listing of the Common Stock on a Principal Market, and will cause the Put Shares and the Blackout Shares, if any, to be listed on the Principal Market. The Company further shall, if the Company applies to have the Common Stock traded on any other Principal Market, include in such application the Put Shares and the Blackout Shares, if any, and shall take such other action as is necessary or desirable in the reasonable opinion of Investor to cause the Common Stock to be listed on such other Principal Market as promptly as possible. The Company shall use its commercially reasonable efforts to continue the listing and trading of the Common Stock on the Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will use its best efforts to remain in compliance in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and the Principal Market.

     Section  6.4  EXCHANGE  ACT  REGISTRATION.   The  Company  shall  take  all
commercially reasonable steps to cause the Common Stock to continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will use its commercially reasonable efforts to comply in all material respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act.

     Section 6.5 LEGENDS. The certificates evidencing the Put Shares and the Blackout Shares, if any, shall be free of legends, except as provided for in
Article VIII.

     Section 6.6 CORPORATE EXISTENCE. The Company shall take all commercially reasonable steps necessary to preserve and continue the corporate existence of the Company.

     Section 6.7 ADDITIONAL SEC DOCUMENTS. The Company shall deliver or make available to Investor, promptly after the originals thereof are submitted to the SEC for filing, copies of all SEC Documents.

     Section 6.8 NOTICE OF CERTAIN EVENTS AFFECTING REGISTRATION; SUSPENSION OF RIGHT TO MAKE A PUT. The Company shall promptly notify Investor upon the occurrence of any of the following events in respect of a registration statement or related prospectus in respect of an offering of Registrable Securities: (a) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement or for amendments or supplements to the registration statement or related prospectus; (b) the issuance by the SEC, any other federal or state governmental authority or the Principal Market of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose, or of its qualification and listing on such Principal Market; (c) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (d) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the registration statement, related prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (e) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate, and the Company shall promptly make available to Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to Investor any Put Notice during the continuation of any of the foregoing events.

     Section 6.9 CONSOLIDATION; MERGER. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to Investor such shares of stock and/or securities as Investor is entitled to receive pursuant to this Agreement.

     Section 6.10 ISSUANCE OF PUT SHARES AND BLACKOUT SHARES. The sale of the Put Shares and the issuance of the Blackout Shares, if any, shall be made in accordance with the provisions and requirements of Regulation D and any applicable state law.

     Section 6.11 REIMBURSEMENT. If (i) Investor, other than by reason of its breach of this Agreement, gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by any shareholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by the Transaction Documents, or if Investor is impleaded in any such action, proceeding or investigation by any Person, or (ii) Investor, other than by reason of its breach of this Agreement, gross negligence or willful misconduct or by reason of its trading of the Common Stock in a manner that is illegal under applicable law, becomes involved in any capacity in any action, proceeding or investigation brought by the SEC against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by the Transaction Documents, or if Investor is impleaded in any such action, proceeding or investigation by any person, then in any such case, the Company will reimburse Investor for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this Section 6.11 shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliates of Investor that are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and Control Persons (if any), as the case may be, of Investor and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, Investor and any such affiliate and any such Person, except that officers and/or directors of the Company shall have no personal liability for the Company's obligations under this Section.

     Section 6.12 DILUTION. The number of shares of Common Stock issuable as Put Shares may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines during the period between the Effective Date and the end of the Commitment Period or during any Valuation Period. The Company's executive officers and directors have studied and fully understand the nature of the transactions contemplated by this Agreement and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Put Shares is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

     Section 6.13 USE OF PROCEEDS. The Company will use the proceeds received hereunder (excluding amounts, if any, paid by the Company for legal fees and escrow fees in connection with the sale of the Common Stock) for general corporate purposes, and the Company shall not materially vary such purpose without the prior written consent of the Investor in each instance. Unless specifically consented to in advance in each instance by the Investor, the Company shall not, directly or indirectly, use such proceeds for the repayment of any outstanding loan or obligation or advance by the Company to any affiliate or Control Person.

     Section 6.14 CERTAIN AGREEMENTS. (a) The Company covenants and agrees that during the period from the date hereof through the end of the Commitment Period, it will not, without the prior written consent of the Investor, enter into any subsequent or further offer or sale of Common Stock or Common Stock Equivalents (collectively, "New Common Stock") with any third party pursuant to a transaction which in any manner permits the sale of the New Common Stock below the Market Price (as defined herein) on any date which is prior or subsequent to thirty (30) days prior to or following each Closing Date.

     (b) In the event the Company breaches the provisions of this Section 6.14, the Discount shall be amended to be equal to (x) 110% of the Discount in effect immediately prior to such event for all Put Shares held of record by the Investor, and (y) the Investor may terminate his obligations under this Agreement.

     Section 6.15 RIGHT OF FIRST REFUSAL.

     (a) In addition to, and not in limitation of the provisions of Section 6.14, the Company covenants and agrees that if during the period from the date hereof through twenty-four (24) months from delivery of the first Put Notice the Company offers to enter into any transaction (a _New Transaction_) for the sale of Common Stock (other than in connection with an acquisition, merger or other business combination not involving cash consideration) to a third party (other than the Investor; each such third party, a "New Investor"), the Company shall notify the Investor in writing of all of the terms of such offer (a _New
Transaction Offer_). The Investor shall have the right (the _Right of First Refusal_), exercisable by written notice given to the Company by the close of business on the fifth business day after the Investor_s receipt of the New Transaction Offer (the _Right of First Refusal Expiration Date_), to participate in all or any part of the New Transaction Offer on the terms so specified.

     (b) If, and only if, the Investor does not exercise the Right of First Refusal in full, the Company may consummate the remaining portion of the New Transaction with any New Investor on the terms specified in the New Transaction Offer within ninety (90) days of the Right of First Refusal Expiration Date.

     (c) If the terms of the New Transaction to be consummated with such other party differ from the terms specified in the New Transaction Offer so that the terms are more beneficial in any respect to the New Investor, the Company shall give the Investor a New Transaction Offer relating to the terms of the New Transaction, as so changed, and the Investor_s Right of First Refusal and the preceding terms of this Section 6.15 shall apply with respect to such changed terms.

     Section 6.16 [RESERVED]

     Section 6.17 RELEASE. Effective upon the mutual execution hereof, the Company, for itself and on behalf of all affiliated persons and entities, representatives, and all predecessors in interest, successors and assigns (collectively, the "Releasing Parties"), hereby releases and forever discharges each of Investor, and Investor's direct and indirect partners, officers, directors, employees, affiliates, representatives, agents, trustees, beneficiaries, predecessors in interest, successors in interest and nominees of and from any and all claims, demands, actions and causes of action, whether known or unknown, fixed or contingent, arising prior to the date of execution of this Agreement, that the Company may have had, may now have or may hereafter acquire with respect to any matters whatsoever under, relating to or arising from any prior Purchase Agreement, Registration Statement, and the agreements entered into in connection therewith (sometimes collectively referred to as the "Prior Agreements"). The Company also fully waives any offsets it may have with respect to the amounts owed under the Prior Agreements. Additionally, the Company represents, warrants and covenants that it has not, and at the time this release becomes effective will not have, sold, assigned, transferred, or otherwise conveyed to any other person or entity all or any portion of its rights, claims, demands, actions, or causes of action herein released.

                                   ARTICLE VII

                            CONDITIONS TO DELIVERY OF
                      PUT NOTICES AND CONDITIONS TO CLOSING

     Section 7.1 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO ISSUE AND SELL COMMON STOCK. The obligation hereunder of the Company to issue and sell the Put Shares to Investor incident to each Closing is subject to the satisfaction, at or before each such Closing, of each of the conditions set forth below:

     (a) ACCURACY OF INVESTOR'S REPRESENTATION AND WARRANTIES. The representations and warranties of Investor shall be true and correct in all material respects as of the date of this Agreement and as of the date of each such Closing as though made at each such time, except for changes which have not had a Material Adverse Effect.

     (b) PERFORMANCE BY INVESTOR. Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Investor at or prior to such Closing.

     Section 7.2 CONDITIONS PRECEDENT TO THE RIGHT OF THE COMPANY TO DELIVER A PUT NOTICE AND THE OBLIGATION OF INVESTOR TO PURCHASE PUT SHARES. The right of the Company to deliver a Put Notice and the obligation of Investor hereunder to acquire and pay for the Put Shares incident to a Closing is subject to the satisfaction, on each Condition Satisfaction Date, of each of the following conditions:

     (a) REGISTRATION OF REGISTRABLE SECURITIES WITH THE SEC. As set forth in the Registration Rights Agreement, the Company shall have filed with the SEC the Registration Statement with respect to the resale of the Registrable Securities by Investor.

     (b) EFFECTIVE REGISTRATION STATEMENT. As set forth in the Registration Rights Agreement, a Registration Statement shall have previously become effective for the resale by Investor of the Registrable Securities subject to such Put Notice and such Registration Statement shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to such Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of such Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of such Registration Statement or related prospectus shall exist.

     (c) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company shall be true and correct in all material respects as of each Condition Satisfaction Date as though made at each such time (except for representations and warranties specifically made as of a particular date) with respect to all periods, and as to all events and circumstances occurring or existing to and including each Condition Satisfaction Date, except for any conditions which have temporarily caused any representations or warranties herein to be incorrect and which have been corrected with no continuing impairment to the Company or Investor.

     (d) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

     (e) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits or directly and materially adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or materially adversely affecting any of the transactions contemplated by this Agreement.

     (f) ADVERSE CHANGES. Since the earlier of (i) the prior Put Notice, or (ii) the filing of the Company's most recent SEC Document, no event that had or is reasonably likely to have a Material Adverse Effect has occurred.

     (g) NO SUSPENSION OF TRADING IN OR DELISTING OF COMMON STOCK. The trading of the Common Stock shall not have been suspended by the SEC, the Principal Market or the NASD and the Common Stock shall have been approved for listing or quotation on and shall not have been delisted from the Principal Market.

     (h) LEGAL OPINION. The Company shall have caused to be delivered to Investor, within five (5) Trading Days of the effective date of (i) the initial Put Notice, an opinion of the Company's legal counsel in the form of Exhibit C-1 hereto, addressed to Investor, and (ii) each subsequent Put Notice, an opinion of the Company's legal counsel in the form of Exhibit C-2 hereto, addressed to the Transfer Agent, with a copy to the Investor.

     (i) DUE DILIGENCE. No dispute between the Company and Investor shall exist pursuant to Section 7.3 as to the adequacy of the disclosure contained in any Registration Statement.

     (j) 9.9 PERCENT LIMITATION. On each Closing Date, the number of Put Shares then to be purchased by Investor shall not exceed the number of such shares that, when aggregated with all other shares of Registrable Securities then owned by Investor beneficially or deemed beneficially owned by Investor, would result in Investor owning 9.9% of all of such Common Stock as would be outstanding on such Closing Date, as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder. For purposes of this Section 7.2(j), in the event that the amount of Common Stock outstanding as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder is greater on a Closing Date than on the date upon which the Put Notice associated with such Closing Date is given, the amount of Common Stock outstanding on such Closing Date shall govern for purposes of determining whether Investor, when aggregating all purchases of Common Stock made pursuant to this Agreement and Blackout Shares, if any, would own more than 9.9% of the Common Stock following such Closing Date.

     (k) WEIGHTED AVERAGE VOLUME. The Weighted Average Volume for the ten (10) Trading Days immediately preceding the Put Notice shall have equaled or exceeded $25,000 (as adjusted for stock splits, stock dividends, reverse stock splits, and similar events).

     (l) NO KNOWLEDGE. The Company shall have no knowledge of any event more likely than not to have either (i) a Material Adverse Effect, or (b) the effect of causing the Registration Statement covering the applicable Put Shares to be suspended or otherwise ineffective (which event is more likely than not to occur within the fifteen [15] Trading Days following the Trading Day on which such Notice is deemed delivered).

     (m) TRADING CUSHION. The Trading Cushion shall have elapsed since the immediately preceding Put Date.

     (n) SHAREHOLDER VOTE. The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate any shareholder approval requirements of the Principal Market.

     (o) NO VALUATION EVENT. No Valuation Event shall have occurred since the Put Date.

     (p) AUTHORIZED SHARES. A proposal to increase the number of authorized shares of Common Stock from 645,000,000 to 995,000,000 shall have been approved and adopted by the Company shareholders, and necessary filings have been made in the State of Delaware with respect thereof.

     (q) OTHER. On each Condition Satisfaction Date, Investor shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requested by Investor in order for Investor to confirm the Company's satisfaction of the conditions set forth in this Section 7.2, including, without limitation, a certificate in substantially the form and substance of Exhibit D hereto, executed by an executive officer of the Company and to the effect that all the conditions to such Closing shall have been satisfied as at the date of each such certificate.

     Section 7.3 DUE DILIGENCE REVIEW; NON-DISCLOSURE OF NON-PUBLIC INFORMATION.

     (a) The Company shall make available for inspection and review by Investor, advisors to and representatives of Investor (who may or may not be affiliated with Investor and who are reasonably acceptable to the Company), or any Underwriter, any Registration Statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by Investor or any such representative, advisor or Underwriter in connection with such Registration Statement, at the Investor's expense (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of such Registration Statement for the sole purpose of enabling Investor and such representatives, advisors and Underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

     (b) Each of the Company, its officers, directors, employees and agents shall in no event disclose non-public information to Investor, advisors to or representatives of Investor, unless prior to disclosure of such information, the Company identifies such information as being non-public information and provides Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require Investor's advisors and representatives to enter into a confidentiality agreement in form and substance reasonably satisfactory to the Company and Investor.

     (c) Nothing herein shall require the Company to disclose non-public information to Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts; provided, however, that notwithstanding anything herein to the contrary, the Company shall, as hereinabove provided, immediately notify the advisors and representatives of Investor and any Underwriters of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in a Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 7.3 shall be construed to mean that such persons or entities other than Investor (without the written consent of Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms and conditions of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, any Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in such Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                  ARTICLE VIII

                                     LEGENDS

     Section 8.1 LEGENDS. As soon as practicable after the execution and delivery hereof, the Company shall issue to the Transfer Agent instructions in substantially the form of Exhibit E hereto. Such instructions shall be irrevocable by the Company from and after the date thereof or from and after the issuance thereof except as otherwise expressly provided in the Registration Rights Agreement. It is the intent and purpose of such instructions, as provided therein, to require the Transfer Agent to issue to Investor certificates evidencing shares of Common Stock incident to a Closing free of a legend, without consultation by the Transfer Agent with the Company or its counsel and without the need for any further advice or instruction or documentation to the Transfer Agent by or from the Company or its counsel or Investor; provided that
(a) a Registration Statement shall then be effective, (b) Investor confirms to the Transfer Agent and the Company that it has or intends to sell such Common Stock to a third party which is not an affiliate of Investor or the Company and Investor agrees to redeliver the certificate representing such shares of Common Stock to the Transfer Agent to add a legend in the event the Common Stock is not sold, and (c) if reasonably requested by the Transfer Agent or the Company, Investor confirms to the Transfer Agent and the Company that Investor has complied with the prospectus delivery requirement under the Securities Act.

     Section 8.2 NO LEGEND OR STOCK TRANSFER RESTRICTIONS. Other than as specified in Section 8.1 no legend has been or shall be placed on the share certificates representing the Common Stock and no instructions or "stop transfers orders," so called "stock transfer restrictions," or other restrictions have been or shall be given to the Transfer Agent with respect thereto other than as expressly set forth in this Article VIII.

     Section 8.3 INVESTOR'S COMPLIANCE. Nothing in this Article VIII shall affect in any way Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

     Section 8.4 COVER. If the Company fails for any reason to deliver the Put Shares on such Closing Date and the holder of the Put Shares (a "HOLDER") purchases, in an open market transaction or otherwise, shares of Common Stock (the "COVERING SHARES") in order to make delivery in satisfaction of a sale of Common Stock by such Holder (the "SOLD SHARES"), which delivery such Holder anticipated to make using the Put Shares (a "BUY-IN"), then the Company shall pay to such Investor, in addition to all other amounts contemplated in other provisions of the Transaction Documents, and not in lieu thereof, the Buy-In Adjustment Amount. The "BUY-IN ADJUSTMENT AMOUNT" is the amount equal to the excess, if any, of (x) such Investor"s total purchase price (including brokerage commissions, if any) for the Covering Shares over (y) the net proceeds (after brokerage commissions, if any) received by such Investor from the sale of the Sold Shares. The Company shall pay the Buy-In Adjustment Amount to such Investor in immediately available funds immediately upon demand by such Investor. By way of illustration and not in limitation of the foregoing, if such Investor purchases Covering Shares having a total purchase price (including brokerage commissions) of $11,000 to cover a Buy-In with respect to shares of Common Stock that it sold for net proceeds of $10,000, the Buy-In Adjustment Amount that the Company will be required to pay to such Investor will be $1,000.

     Section 8.5 DELAY. The Company understands that a delay in the issuance of the Put Shares beyond the Closing Date could result in economic loss to Investor. On and after the Effective Date as compensation to Investor for such loss, the Company agrees to pay late payments to Investor for late issuance of Put Shares in accordance with the following schedule (where "No. of Days Late" is defined as the number of days beyond the Closing Date):

                                     Late Payment For Each
 No. of Days Late                   $10,000 of Common Stock
 ----------------                   -----------------------

            1                                $100
            2                                $200
            3                                $300
            4                                $400
            5                                $500
            6                                $600
            7                                $700
            8                                $800
            9                                $900
           10                                $1,000
          >10                                Sum of (i) $1,000 + (ii) $200 for
                                             each  Business  Day
                                             Late beyond 10 days

The Company shall pay any payments incurred under this Section 8.5 in immediately available funds upon demand. Nothing herein shall limit Investor's right to pursue actual damages for the Company's failure to issue and deliver the Put Shares to Investor, except to the extent that such late payments shall constitute payment for and offset any such actual damages alleged by Investor, and any Buy-In Adjustment Amount.

                                   ARTICLE IX

                            NOTICES; INDEMNIFICATION

     Section 9.1 NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served, (b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by reputable air courier service with charges prepaid, or (d) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (i) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the second business day following the date of mailing by express courier service or on the fifth business day after deposited in the mail, in each case, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

         If to the Company:

                                    NCT Group, Inc.
                                    20 Ketchum Street
                                    Westport, CT 06880
                                    Attn:  Chief Financial Officer
                                    Telephone No.: (203) 226-4447. Ext. 3522
                                    Telecopier No.: (203) 226-4338

         with a copy (which shall not constitute notice) to:

                                    NCT Group, Inc.
                                    20 Ketchum Street
                                    Westport, CT 06880
                                    Attn: General Counsel
                                    Telephone No.: (203) 226-4447. Ext. 3572
                                    Telecopier No.: (203) 226-4338

         if to  Investor:
                                    PO Box  866
                                    George  TownAnderson  Square  Building
                                    Shedden  Road Grand
                                    Cayman, Cayman Islands British West, Indies
                                    Cayman Islands
                                    Telephone No.  (284) 474-4770
                                    Telecopier No. (284) 474-4771

         with a copy (which shall not constitute notice) to:

                                    Krieger & Prager, LLP
                                    Suite 1440
                                    39 Broadway
                                    New York, New York 10006
                                    Attn: Samuel M. Krieger, Esq.
                                    Telephone No.:  (212) 363-2900
                                    Telecopier No.:  (212) 363-2999

Either party hereto may from time to time change its address or facsimile number for notices under this Section 9.1 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

     Section 9.2 INDEMNIFICATION.

     (a) The Company agrees to indemnify and hold harmless Investor and its officers, directors, employees, and agents, and each Control Person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any Damages, joint or several, and any action in respect thereof to which Investor, its partners, affiliates, officers, directors, employees, and duly authorized agents, and any such Control Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement, as such Damages are incurred, except to the extent such Damages result primarily from Investor's failure to perform any covenant or agreement contained in this Agreement or Investor's or its officers, directors, employees, agents or Control Persons' negligence, recklessness or bad faith in performing its obligations under this Agreement.


     (b) If (i) the Investor becomes involved in any capacity in any action, proceeding or investigation brought by any stockholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by this Agreement, or if such Investor is impleaded in any such action, proceeding or investigation by any Person, or (ii) the Investor becomes involved in any capacity in any action, proceeding or investigation brought by the Securities and Exchange Commission, any self-regulatory organization or other body having jurisdiction, against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by this Agreement, or if the Investor is impleaded in any such action, proceeding or investigation by any Person, then in any such case, the
Company hereby agrees to indemnify, defend and hold harmless the Investor from and against and in respect of all losses, claims, liabilities, damages or expenses (collectively "Losses") resulting from, imposed upon or incurred by the Investor, directly or indirectly, and reimburse such Investor for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred; provided, however, that this sentence shall not apply to the extent that such Losses are caused by, result from or arise out of any breach of this Agreement by the Investor or any intentionally wrongful or grossly negligent conduct by the Investor. The indemnification and reimbursement obligations of the Company under this Article 9 shall be in addition to any liability which the Company may otherwise have (other than matters specifically addressed in the Registration Rights Agreement, which shall be governed solely by that agreement), shall extend upon the same terms and conditions to any Affiliates of the Investor who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Investor and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Investor, any such Affiliate and any such Person. The Company also agrees that neither the Investor nor any such Affiliate, partner, director, agent, employee or controlling person shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of this Agreement, except as provided in or contemplated by this Agreement

     Section 9.3 METHOD OF ASSERTING INDEMNIFICATION CLAIMS. All claims for indemnification by any Indemnified Party (as defined below) under Section 9.2 shall be asserted and resolved as follows:

     (a) In the event any claim or demand in respect of which any person claiming indemnification under any provision of Section 9.2 (an "INDEMNIFIED PARTY") might seek indemnity under Section 9.2 is asserted against or sought to be collected from such Indemnified Party by a person other than a party hereto or an affiliate thereof (a "THIRD PARTY CLAIM"), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim for indemnification that is being asserted under any provision of Section 9.2 against any Person (the "INDEMNIFYING PARTY"), together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a "CLAIM NOTICE") with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party shall not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been prejudiced by such failure of the Indemnified Party. The Indemnifying Party shall notify the Indemnified Party as soon as practicable within the period ending thirty (30) calendar days following receipt by the Indemnifying Party of either a Claim Notice or an Indemnity Notice (as defined below) (the "DISPUTE PERIOD") whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under Section 9.2 and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

     (i) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this Section 9.3(a), then the Indemnifying Party shall have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings shall be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party shall not be indemnified in full pursuant to Section 9.2). The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this clause (i), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause (i), and except as provided in the preceding sentence, the Indemnified Party shall bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under Section 9.2 with respect to such Third Party Claim.

     (ii) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Section 9.3(a), or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this clause (ii), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause (iii) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this clause (ii) or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this clause (ii), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

     (iii) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim under Section 9.2 or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the amount of Damages specified in the Claim Notice shall be conclusively deemed a liability of the Indemnifying Party under Section 9.2 and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that if the dispute is not resolved within thirty (30) days after the Claim Notice, the Indemnifying Party shall be entitled to institute such legal action as it deems appropriate.

     (b) In the event any  Indemnified  Party should have a claim under  Section
9.2 against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under Section 9.2 specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an "INDEMNITY NOTICE") with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the amount of Damages specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section 9.2 and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that if the dispute is not resolved within thirty (30) days after the Claim Notice, the Indemnifying Party shall be entitled to institute such legal action as it deems appropriate.

     (c) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar rights of the Indemnified Party against the Indemnifying Party or others, and (ii) any liabilities the Indemnifying Party may be subject to.

                                   ARTICLE X

                                  MISCELLANEOUS

     Section 10.1 GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass the County of New York or the state courts of the State of New York sitting in the County of New York in connection with any dispute arising under this Agreement, any of the other Transaction Documents or the Prior Agreements and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

     Section 10.2 SPECIFIC ENFORCEMENT. The Company and the Investor acknowledge and agree that irreparable damage would occur to the Investor in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Investor shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

     Section 10.3 ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Company and Investor and their respective successors and permitted assigns. Neither this Agreement nor any rights of Investor or the Company hereunder may be assigned by either party to any other Person. Notwithstanding the foregoing, the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any affiliate of Investor which is a transferee of any of the Common Stock purchased or acquired by Investor hereunder with respect to the Common Stock held by such Person.

     Section 10.4 THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the Company and Investor and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     Section 10.5 TERMINATION. This Agreement shall terminate at the termination of the Commitment Period (unless extended by the agreement of the Company and Investor); provided, however, that the provisions of Article VI, VIII, and Sections 10.1, 10.2, 10.4 and 10.7 shall survive the termination of this Agreement.

     Section 10.6 ENTIRE AGREEMENT, AMENDMENT; NO WAIVER. This Agreement and the instruments referenced herein contain the entire understanding of the Company and Investor with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     Section 10.7 FEES AND EXPENSES. Each of the Company and Investor agrees to pay its own expenses in connection with the preparation of this Agreement and performance of its obligations hereunder, except that the Company shall pay Krieger & Prager, LLP the fee of $10,000, and the sum of $2,500 for each Put Notice thereafter. In addition, the Company shall pay all reasonable fees and expenses incurred by the Investor in connection with any amendments, modifications or waivers of this Agreement or the Registration Rights Agreement or incurred in connection with the enforcement of this Agreement and the Registration Rights Agreement, including, without limitation, all reasonable attorneys fees and expenses. The Company shall pay all stamp or other similar taxes and duties levied in connection with issuance of the Put Shares, Warrant Shares or Blackout Shares pursuant hereto or the other Transaction Documents.

     Section 10.8 NO BROKERS. Each of the Company and Investor represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission. The Company and Investor each agree to indemnify the other against and hold the other harmless from any and all liabilities to any other persons claiming brokerage commissions or finder's fees on account of services purported to have been rendered in connection with this Agreement or the transactions contemplated hereby.

     Section 10.9 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the Company and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the parties so delivering this Agreement.

     Section 10.10 SURVIVAL; SEVERABILITY. The representations, warranties, covenants and agreements of the Company hereto shall survive each Closing hereunder for a period of one (1) year thereafter. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

     Section 10.11 FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     Section 10.12 NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     Section 10.13 [INTENTIONALLY OMITTED]

     Section 10.14 HEADINGS AND TITLES. The headings, titles and subtitles, if any, used in this Agreement are used for the convenience of reference and are not to be considered in construing or interpreting this Agreement.

     Section 10.15 REPORTING ENTITY FOR THE COMMON STOCK. The reporting entity relied upon for the determination of the Bid Price and the trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg L.P. or any successor thereto. The written mutual consent of Investor and the Company shall be required to employ any other reporting entity.

     Section 10.16 PUBLICITY. The Company and Investor shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other parties with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the name of Investor without the prior written consent of such Investor, except to the extent required by law. Investor acknowledges that this Agreement and all or part of the Transaction Documents may be deemed to be "material contracts" as that term is defined by Item 601(b)(10) of Regulation S-K, and that the Company may therefore be required to file such documents as exhibits to reports or registration statements filed under the Securities Act or the Exchange Act. Investor further agrees that the status of such documents and materials as material contracts shall be determined solely by the Company, in consultation with its counsel.

     Section 10.17 JURY TRIAL WAIVER. The Company and the Investor hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out of or in connection with the Transaction Documents.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Private Equity Credit Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                                NCT GROUP, INC.

Dated: July 25, 2002
       -----------------

                                                By:/s/ Michael J. Parrella
                                                   -----------------------------
                                                Name:  Micheal J. Parella
                                                Title: Chairman & CEO


                                                CRAMMER ROAD LLC
Dated:
       -----------------

                                                By:/s/ David Sims
                                                   -----------------------------
                                                Name:  Navigator Managemant Ltd.
                                                Title: Director

                                    EXHIBITS


EXHIBIT A                                   Registration Rights Agreement

EXHIBIT B                                   Put Notice

EXHIBITS C-1 AND C-2                        Opinions

EXHIBIT D                                   Closing Certificate

EXHIBIT E                                   Transfer Agent Instructions

EXHIBIT F                                   Warrant

EXHIBIT G                                   Joint Escrow Instructions

                                                                       Exhibit A

                          REGISTRATION RIGHTS AGREEMENT
                                 RELATING TO THE
                         PRIVATE EQUITY CREDIT AGREEMENT


     This Registration Rights Agreement ("Agreement"), dated as of July 25, 2002, is made by and between NCT GROUP, INC., a corporation organized and existing under the laws of the state of Delaware (the "Company"), and CRAMMER ROAD LLC, an entity organized and existing under the laws of the Cayman Islands (the "Investor").

                                    Recitals

     WHEREAS, upon the terms and subject to the conditions of the Private Equity Credit Agreement of even date (the "Equity Credit Agreement"), between the Investor and the Company, the Company has agreed to issue and sell to the Investor up to Fifty Million Dollars ($50,000,000) of shares ("Subscribed Shares") of the common stock of the Company, par value $.01 per share (the "Common Stock"), and

     WHEREAS, to induce the Investor to execute and deliver the Equity Credit Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, "Securities Act"), and applicable state securities laws with respect to the Subscribed Shares;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

     1. Definitions.

     (a) As used in this Agreement, the following terms shall have the following meanings:

     (i) "Potential Material Event" means any of the following: (a) the possession by the Company of material information not ripe for disclosure in a Registration Statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the Registration Statement would be detrimental to the business and affairs of the Company, or (b) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a Registration Statement at such time, which determination is accompanied by a good faith determination by the Board of Directors of the Company that the Registration Statement would be materially misleading absent the inclusion of such information.

     (ii) "Register", "registered" and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a delayed or continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

     (iii) "NASD" means the National Association of Securities Dealers, Inc.

     (iv) "Prospectus" or "prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

     (b) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Equity Credit Agreement.

     2. Registration.

     (a) Mandatory Registration. The Company shall prepare and file with the SEC, no later than thirty (30) business days after the effectiveness of the registration statement for the Exchange Agreement dated as of June 21, 2002, between the Company and Investor ("Filing Date"), a Registration Statement registering for distribution by the Investor pursuant to Rule 457(o) of the Securities Act, no less than (a) 112% of the Maximum Commitment Amount under the Equity Credit Agreement (the "Registrable Securities"). Such Registration Statement shall state that, in accordance with Rules 416 and 457 under the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable to prevent dilution resulting from stock splits, or stock dividends. If at any time the number of Registrable Securities exceeds the aggregate number of shares of Common Stock then registered, the Company shall file with the SEC an additional Registration Statement to register the Subscribed Shares that exceed the aggregate number of shares of Common Stock already registered.

     (b) Termination. If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not declared effective within one hundred twenty (120) days from the Filing Date, or any Blackout Period exceeds thirty (30) days, then the Investor may, at the Investor's option, by twenty (20) days prior written notice (with opportunity to cure), terminate its Investment Obligation under the Equity Credit Agreement (the "Commitment"), and the Investor shall be entitled to the sums, if any, set forth in Section 2.7 of the Equity Credit Agreement.

     3. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall do each of the following:

     (a) The Company shall prepare and file with the SEC by the Filing Date, a Registration Statement with respect to not less than the number of Registrable Securities provided in Section 2(a) above, and, thereafter, use all diligent efforts to cause the Registration Statement relating to the Registrable Securities to become effective the earlier of (a) five (5) business days after notice from the SEC that the Registration Statement may be declared effective, or (b) the Effective Date, and keep the Registration Statement effective at all times until the earliest of (i) the date that is eighteen (18) months after the last Closing Date under the Equity Credit Agreement, (ii) the date when the Investor may sell all Registrable Securities under Rule 144(k) without volume limitations, or (iii) the date the Investor no longer owns any of the Registrable Securities (collectively, the "Registration Period"). The Registration Statement (including any amendments or supplements, thereto and Prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the Prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, it shall comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until the expiration of the Registration Period.

     (c) The Company shall permit a single firm of counsel designated by the Investor to review the Registration Statement and all amendments and supplements thereto a reasonable period of time (but not less than three (3) business days) prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects; it being understood that such review and objections shall relate exclusively to matters in the Registration Statement or omitted therefrom affecting any or all of the Equity Credit Agreement, Investor and the Registrable Securities or compliance with the terms of this Agreement or the other Transaction Documents.

     (d) The Company shall notify Investor and Investor's legal counsel identified to the Company (which, until further notice, shall be deemed to be Krieger & Prager, LLP, ATTN: Samuel Krieger, Esq.; "Investor's Counsel") (and, in the case of (i)(A) below, not less than five (5) business days prior to such filing) and (if requested by any such person) confirm such notice in writing no later than one (1) business day following the day (i): (A) when a prospectus or any prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) whenever the SEC notifies the Company whether there will be a "review" of such Registration Statement; and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or the Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) if at any time any of the representations or warranties of the Company contained in any agreement contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (vi) of the occurrence of any event that to the knowledge of the Company makes any statement made in the Registration Statement or the Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, the Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (e) The Company shall furnish to Investor and Investor's Counsel, (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary Prospectus and the Prospectus, each amendment or supplement thereto, all correspondence to, with, or from the SEC, and (ii) such number of copies of a Prospectus, including a preliminary Prospectus, and all amendments and supplements thereto and such other documents, as the Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investor.

     (f) The Company shall use all diligent efforts to (i) register and/or qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investor may reasonably request and in which significant volumes of shares of Common Stock are traded, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualification in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions: provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (B) subject itself to general taxation in any such jurisdiction, (C) file a general consent to service of process in any such jurisdiction, (D) provide any undertakings that cause more than nominal expense or burden to the Company or (E) make any change in its charter or by-laws or any then existing contracts.

     (g) The Company shall, as promptly as practicable after becoming aware of such event, notify the Investor of the happening of any event of which the Company has knowledge, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading ("Registration Default"), and use its best efforts to promptly prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and any other necessary steps to cure the Registration Default, and deliver a number of copies of such supplement or amendment to the Investor as the Investor may reasonably request.

     (h) The Company shall, as promptly as practicable after becoming aware of such event, notify the Investor (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement.

     (i) Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies Investor in writing of the existence of a Potential Material Event ("Blackout Notice"), Investor shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until Investor receives written notice (the "Blackout End Notice") from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event (the period from the Investor's receipt of the Blackout Notice until the Blackout End Notice, "Blackout Period"); provided, however, that the Company may not so suspend or delay the right of the Investor to sell the Registrable Securities other than during a Permitted Suspension Period. The term "Permitted Suspension Period" means up to two Blackout Periods during any consecutive 12-month period, each of which Blackout Period shall not either (i) be for more than five (5) days or (ii) begin less than ten (10) Trading Days after the last day of the preceding suspension (whether or not such last day was during or after a Permitted Suspension Period); and provided further that the Company shall, if lawful to do so, provide the Investor with at least two (2) business days' notice of the existence (but not the substance) of a Potential Material Event.

     (j) The Company shall use its commercially reasonable efforts, if eligible, either to (i) cause all the Registrable Securities covered by the Registration Statement to be listed on a national securities exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or
(ii) secure designation of all the Registrable Securities covered by the Registration Statement as a National Association of Securities Dealers Automated Quotations System ("Nasdaq") "Small Capitalization" within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on the Nasdaq Small Cap Market; or if, despite the Company's commercially reasonable efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in doing so, to secure NASD authorization and quotation for such Registrable Securities on the over-the-counter bulletin board and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the NASD as such with respect to such Registrable Securities.

     (k) The Company shall provide a transfer agent for the Registrable Securities not later than the Effective Date.

     (l) The Company shall cooperate with the Investor to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Investor may reasonably request and registration in such names as the Investor may reasonably request; and, within five (5) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investor) an appropriate instruction and opinion of such counsel, if so required by the Company's transfer agent.

     (m) The Company shall comply with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the Effective Date, which statement shall cover said 12-month period, or any shorter period as is consistent with the requirements of Rule 158.

     (n) The Company shall take all other reasonable actions necessary to expedite and facilitate distribution to the Investor of the Registrable Securities pursuant to the Registration Statement.

     4. Obligations of the Investor. In connection with the registration of the Registrable Securities, the Investor shall have the following obligations:

     (a) It shall be a condition precedent to the obligations of the Company to complete the Registration pursuant to this Agreement with respect to the Registrable Securities of the Investor that the Investor shall timely furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the Registration of such Registrable Securities and shall timely execute such documents in connection with such Registration as the Company may reasonably request. If the Registration Statement refers to the Investor by name or otherwise as the holder of any securities of the Company, then such Investor shall have the right to require (i) the inclusion therein of language, in form and substance reasonably satisfactory to the Investor, to the effect that the ownership by the Investor of such securities is not to be construed as a recommendation by the Investor of the investment quality of the Company's securities covered thereby and that such ownership does not imply that the Investor will assist in meeting any future financial requirements of the Company, or (ii) if such reference to the Investor by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to the Investor in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

     (b) The Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder.

     (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or 3(h), above (except for an SEC notice of effectiveness), such Investor will immediately, if required, discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(g) or 3(h).


     5. Expenses of Registration. (a) All reasonable expenses (other than underwriting discounts and commissions to the Investor) incurred in connection with Registrations, filings or qualifications pursuant to Section 3, including, without limitation, all Registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company and a fee for a single counsel for Investor of $4,500 for the initial Registration
Statement and $2,000 for each Additional Registration Statement covering the Registrable Securities shall be borne by the Company.

     (b) Except as otherwise provided for in Schedule 5(b) attached hereto, the Company nor any of its subsidiaries has, as of June 30, 2002, and the Company shall not on or after such date , have entered or enter into any agreement with respect to its securities that is inconsistent with the rights granted to Investor in this Agreement or otherwise conflicts with the provisions hereof. Except as otherwise provided for in Schedule 5(b), the Company has not, on or prior to June 30, 2002, entered into any agreement granting any registration rights with respect to any of its securities to any person. Except as otherwise provided for in this Section 5, and without limiting the generality of the foregoing, without the written consent of Investor, the Company shall not, after June 30, 2002, have granted or grant to any person any new right to request the Company to Register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of Investor set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement and the other Transaction Documents.

     6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an _Indemnified Party_), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the
Registration Statement, or any post-effective amendment thereof, or any Prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to clause (b) of this Section 6, the Company shall reimburse the Investor, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a) shall not (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Party expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such Prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (II) be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the Prospectus made available by the Company; (III) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or (IV) apply to the extent that such Claims are caused by, result from or arise out of any breach of this Agreement by the Investor or any intentionally wrongful or grossly negligent conduct by the Investor. Each Investor will indemnify the Company and its officers, directors and agents (each, an _Indemnified Party_) against any Claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Investor, expressly for use in connection with the preparation of the Registration Statement, or arising out of or based upon a failure of the Investor to deliver or cause to be delivered the Prospectus made available by the Company, subject to such limitations and conditions as are applicable to the indemnification provided by the Company to this Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party and shall survive the offering and transfer of the Registrable Securities by the Investor pursuant to Section 9(f).

     (b) Promptly after receipt by an Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Party. In case any such action is brought against any Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party under this Section 6 for any legal or other reasonable out-of-pocket expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and reasonable out-of-pocket expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this
Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

     7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; and (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation.

     8. Reports under Exchange Act. With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to use its reasonable best efforts to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144;

     (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act;

     (c) furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company solely if unavailable by Edgar, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration; and

     (d) at the request of any Investor, give its Transfer Agent instructions (supported by an opinion of Company counsel, if required or requested by the Transfer Agent) to the effect that, upon the Transfer Agent's receipt from such Investor of:

     (i) a certificate (a "Rule 144 Certificate") certifying (A) that such Investor has held the shares of Registrable Securities which the Investor proposes to sell (the "Securities Being Sold") for a period of not less than (1) year and (B) as to such other matters as may be appropriate in accordance with Rule 144 under the Securities Act, and

     (ii) an opinion of Investor's counsel, acceptable to the Company, that based on the Rule 144 Certificate, the Securities Being Sold may be sold pursuant to the provisions of Rule 144, even in the absence of an effective Registration Statement, the Transfer Agent is to effect the transfer of the Securities Being Sold and issue to the buyer(s) or transferee(s) thereof one or more stock certificates representing the transferred Securities Being Sold without any restrictive legend and without recording any restrictions on the transferability of such shares on the Transfer Agent's books and records (except to the extent any such legend or restriction results from facts other than the identity of the Investor, as the seller or transferor thereof, or the status, including any relevant legends or restrictions, of the shares of the Securities Being Sold while held by the Investor). If the Transfer Agent requires any additional documentation at the time of the transfer, the Company shall deliver or cause to be delivered all such reasonable additional documentation as may be necessary to effectuate the issuance of an unlegended certificate.

     9. Miscellaneous.

     (a) Registered Owners. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such
Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities, who shall provide a bond or other form of satisfactory protection to the Company so as to cover contingent liability against any other claimants.

     (b) Rights Cumulative; Waivers. The rights of each of the parties under this Agreement are cumulative. The rights of each of the parties hereunder shall not be capable of being waived or varied other than by an express waiver or variation in writing. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

     (c) Liability. The Company acknowledges that any failure by the Company to perform its obligations under Section 3(a) hereof, or any delay in such performance could result in loss to the Investors, and the Company agrees that, in addition to any other liability the Company may have by reason of such failure or delay, the Company shall be liable for all direct damages caused by any such failure or delay, unless the same is the result of force majeure. Neither party shall be liable for consequential damages.

     (d) Benefit; Successors Bound. This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights, and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their heirs, executors, administrators, representatives, successors, and permitted assigns.

     (e) Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof. There are no promises, agreements, conditions, undertakings, understandings, warranties, covenants or representations, oral or written, express or implied, between them with respect to this Agreement or the matters described in this Agreement, except as set forth in this Agreement and in the other documentation relating to the transactions contemplated by this Agreement solely as the same are referred to herein. Any such promises, agreements, condition, undertakings, understandings, warranties, covenants or representations, shall not be used to interpret or constitute this Agreement.

     (f) Assignment. The rights to have the Company register Registrable Securities pursuant to this Agreement may be assigned by the Investors to any transferee, only if: (a) the assignment requires that the Transferee be bound by all of the provisions contained in this Agreement, and Investor and the transferee or assignee (the "Transferee") enter into a written agreement, which shall be enforceable by the Company against the Transferee and by the Transferee against the Company, to assign such rights; and (b) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws. In the event of any delay in filing or effectiveness of the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay.

     (g) Amendment. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investor. Any amendment or waiver effected in accordance with this
Section 9 shall be binding upon the Company and any subsequent Transferees.

     (h) Severability. Each part of this Agreement is intended to be severable. In the event that any provision of this Agreement is found by any court or other authority of competent jurisdiction to be illegal or unenforceable, such provision shall be severed or modified to the extent necessary to render it enforceable and as so severed or modified, this Agreement shall continue in full force and effect.

     (i) Notices. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be given as provided in the Equity Credit Agreement.

     (j) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass the County of New York or the state courts of the State of New York sitting in the County of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

     (k) Jury Trial Waiver. The Company and the Investor hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out of or in connection with the Transaction Documents.

     (l) Consents. The person signing this Agreement on behalf of each party hereby represents and warrants that he has the necessary power, consent and authority to execute and deliver this Agreement on behalf of that party.

     (m) Further Assurances. In addition to the instruments and documents to be made, executed and delivered pursuant to this Agreement, the parties hereto agree to make, execute and deliver or cause to be made, executed and delivered, to the requesting party such other instruments and to take such other actions as the requesting party may reasonably require to carry out the terms of this Agreement and the transactions contemplated hereby.

     (n) Section Headings. The Section headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     (o) Construction. Unless the context otherwise requires, when used herein, the singular shall be deemed to include the plural, the plural shall be deemed to include each of the singular, and pronouns of one or no gender shall be deemed to include the equivalent pronoun of the other or no gender.

     (p) Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                            NCT GROUP, INC.



                                            By:_________________________________
                                            Name: ______________________________
                                            Title:______________________________


                                            CRAMMER ROAD LLC


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                  SCHEDULE 5(b)

                                    EXHIBIT B TO PRIVATE EQUITY CREDIT AGREEMENT


                                   PUT NOTICE


TO:

     We refer to the Private Equity Credit Agreement dated July ___, 2002 (the "Agreement") made between ourselves as the issuer and you as the Investor. Expressions defined or to which a meaning is assigned in the Agreement shall, unless the context otherwise requires, bear the same meaning when used herein.

We hereby:

     1. give you notice that we require you to subscribe for $__________ in Common Stock of NCT Group, Inc. (the "Investment Amount"); and

     2. certify that the conditions stipulated in Section 7.2 of the Agreement have been fulfilled and satisfied.

     A calculation as to the Maximum Put Amount is annexed hereto as Exhibit 1.

                                                     NCT GROUP, INC.

     Date_____________, 200__

                                                          By: __________________
                                                              Name:
                                                              Title:


Note:

The date of Closing must fall as determined under Section 2.2(b) of the Agreement.

  ============================================================================
          [TO BE DELIVERED BY INVESTOR ON CONCLUSION OF PRICING PERIOD]

     TO:                                                      FAX NO.

     We refer to your notice dated __________, 200__. The number of shares to be delivered at each Closing is set forth on Exhibit 2 hereto. .However, in compliance with the provisions of Section 7.2 (j) of the Agreement, the number of shares to be purchased can not exceed ______ Shares of Common Stock.


                                                          CRAMMER ROAD LLC


     Date___________, 200__                               By____________________
                                                              Name:
                                                              Title:




     RECEIPT ACKNOWLEDGED:
     NCT GROUP, INC.

     By_______________________
         Name:
         Title:


     Exhibit 2

                INITIAL CLOSING                              ADDITIONAL CLOSING
     ---------------------------------------------------------------------------

     Investment Amount:  $__(A)______            Investment Amount:  $__(A)______


     Market Price:                               Market Price:

     Date_______         $_______                Date_______      $_______

     Date_______         $_______                Date_______      $_______

     Date_______         $_______                Date_______      $_______

     Average $ ___(B)____________                Average $ ___(B)____________

     Purchase Price: 90% of (B)  =   $_(C)_____  Purchase Price: 90% of (B)  =   $_(C)_____

     Number of Shares:   (A) / (C)               Number of Shares:   (A) / (C)

                                                 Less Number of Shares delivered at
                                                      Initial Closing            ______________

                                                 Due at Additional Closing       ______________

                                  EXHIBIT C-1 TO PRIVATE EQUITY CREDIT AGREEMENT

         FORM OF OPINION OF THE COMPANY'S COUNSEL WITHIN 5 TRADING DAYS
                 FOLLOWING EFFECTIVE DATE OF INITIAL PUT NOTICE

                                                          _______________, 20___

TO:  [Investor]

     I am Vice President, General Counsel & Secretary of NCT Group, Inc., a Delaware corporation (the "Company"), and have represented the Company in connection with (i) the Private Equity Credit Agreement between the Company and you, dated as of July 25, 2002 (the "Equity Credit Agreement"), pursuant to which the Company will issue to you from time to time shares of Common Stock, $.01 par value (the "Put Shares"), (ii) the Registration Rights Agreement between you and the Company, dated July 25, 2002 (the "Registration Rights Agreement") and (iii) the Warrant from the Company to you, dated as of July 25, 2002 (the "Warrant," and together with the Equity Credit Agreement and the Registration Rights Agreement, the "Agreements"). This opinion is rendered to you pursuant to Section 7.2(h) of the Equity Credit Agreement. Capitalized terms used without definition in this opinion have the meanings given to them in the Equity Credit Agreement.

     In connection with this opinion, I have assumed the authenticity of all records, documents, and instruments submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all records, documents, and instruments submitted to me as copies. I have also assumed that there are no facts or circumstances relating to you that might prevent you from enforcing any of the rights to which my opinion relates. I have based my opinion upon my review of the following records, documents and instruments:

     (a) The Certificate of Incorporation of the Company, as amended to date (as so amended, the "Certificate");

     (b) The Bylaws of the Company, as amended to date (as so amended, the "Bylaws");

     (c) Records of proceedings and actions of the Board of Directors of the Company relating to the transactions contemplated by the Agreements;

     (d) The Agreements;

     (e) A certificate related to the good standing of the Company issued by the Secretary of State of the State of Delaware dated June 18, 2002; and

     (f) The SEC Documents.

     With your consent, I have based my opinions expressed in paragraph 1 below as to the good standing of the Company solely upon the documents referenced above and on such certificates, if any, of officers of the Company as I deemed appropriate.

     Where my opinion relates to my "knowledge," such knowledge is based upon my examination of the records, document, instruments and certificates enumerated or described above and on my current actual knowledge, although I disclaim any obligation to perform any independent investigation to determine the accuracy of any such statement, and no inference that I have any knowledge of any matters pertaining to such statement should be drawn from my position with the Company. With your consent, I have not examined any records of any court, administrative tribunal or other similar entity in connection with my opinion expressed in paragraph 2 below. I have assumed for purposes of my opinion that the Put Shares are fully paid and that the consideration for such Put Shares will be received by the Company in accordance with the Equity Credit Agreement.

     I express no opinion as to any anti-fraud provisions of applicable federal or state securities laws, any tax, anti-trust, land use, export, safety, environmental or hazardous materials laws, rules or regulations.

     This opinion is limited to the effect on the subject transactions of the federal laws of the United States of America, the internal laws of the State of New York and the General Corporation Law of the State of Delaware. I disclaim any opinion as to the laws of any other jurisdiction and further disclaim any opinion as to any statute, rule, regulation, ordinance, order or other promulgation of any regional, municipal or local governmental body. My opinions set forth below are based upon my consideration of those statutes, rules and regulations that, in my experience, are normally applicable to transactions such as those contemplated by the Transaction Documents.

     Based upon the foregoing and my examination of such questions of law as I have deemed necessary or appropriate for the purpose of this opinion, and subject to the limitations and qualifications expressed below, it is my opinion that:

     1. The Company has been duly incorporated as is validly existing and in good standing under the laws of the State of Delaware.

     2. To my knowledge, except as described in the SEC Documents and except as would not have Material Adverse Effect, there are no claims, actions, suits proceedings or investigations that are pending against the Company or its properties, or to my knowledge, any officer or director of the Company in his or her capacity as such, nor to my knowledge has the Company received any written threat of any such claims, actions, suits, proceedings or investigations.

     3. To my knowledge, except as described in the Company's representations warranties contained in Article IV of the Equity Credit Agreement, in the SEC Documents and in Schedule 3, if any, annexed to this opinion letter, there are no outstanding options, warrants, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issued additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.

     4. Subject to the accuracy of your representations in Article III of the Equity Credit Agreement on the date hereof and on the date of issuance of any Put Shares, Blackout Shares and Warrant Shares, and assuming that the Company has not offered or sold, and will not offer or sell, any Put Shares, Blackout Shares or Warrant Shares by means of advertising or public solicitation, the issuance of the Put Shares, the issuance of the Blackout Shares and the issuance of the Warrant Shares in conformity with the terms of the Equity Credit Agreement and Warrant constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act"). The Put Shares, the Blackout Shares and the Warrant Shares, when issued in compliance with the Equity Credit Agreement and Warrant, will be duly authorized, validly issued, fully paid, non-assessable and free of any preemptive rights set forth in the Certificate, Bylaws and any agreement filed as an exhibit to the SEC Documents; provided, however, that the Put Shares and the Warrant Shares may be subject to the restrictions on transfer under state and federal securities laws, but only to the extent set forth in the Equity Credit Agreement and Warrant.

     5. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Agreements and to issue the Put Shares. Each of the Agreements has been duly authorized, executed and delivered by the Company and the consummation by it of the transactions contemplated thereby has been duly authorized by all necessary corporate action and no further consent or authorization of the Company's board of directors or shareholders is required. Each of the Agreements is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     6. To the best of my knowledge, after due inquiry, the execution, delivery and performance of the Agreements by the Company and the performance of its obligations thereunder do not and will not constitute a breach or violation of any of the terms or provisions of, or constitute a default under or conflict with or violate any provision of, (i) the Certificate or Bylaws, (ii) any indenture, mortgage, deed of trust, agreement or other instrument to which the Company is a party or by which it or any of its property is bound, (iii) any applicable statute or regulation or (iv) any judgment, decree or order of any court or governmental body having jurisdiction over the Company or any of its property.

     7. The holders of the Common Stock will not be subject to the provisions of any Delaware or Connecticut anti-takeover statutes.

     8. The Common Stock is registered pursuant to Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company has timely filed all the material required to be filed pursuant to Sections 13(a) or 15(d) of the Exchange Act for a period of at least twelve months preceding the date hereof.

     My opinions expressed above are specifically subject to the following limitations, exceptions, qualifications and assumptions:

     A. The effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affection the relief of debtors or the rights and remedies of creditors generally, including without limitation the effect of statutory or other law regarding fraudulent conveyances and preferential transfers.

     B. Limitations imposed by state law, federal law or general equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions of any applicable agreement and upon the availability of injunctive relief or other equitable remedies, regardless of whether enforcement of any such agreement is considered in a proceeding in equity or at law.

     C.  The   unenforceability  of  any  provision  requiring  the  payment  of attorney's fees, except to the extent that a court determines such fees to be reasonable.

     D. The unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy.

     E. The enforceability of provisions to the extent that terms may not be waived or modified except in writing may be limited under certain circumstances.

     F. The enforceability or provisions relating to delay or omission of enforcement of remedies.

     G. The enforceability of provisions relating to choice of applicable law, waiver of jury trial or submission to any jurisdiction. Without limiting the foregoing, no opinion is expressed with respect to the legality, validity or enforceability of Section 10.1 of the Equity Credit Agreement or Section 9(j) of the Registration Rights Agreement.

     H. This opinion letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the "Accord") of the ABA Section of Business Law (1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, including the General Qualifications and the Equitable Principles Limitations, and this opinion letter should be read in conjunction therewith.

     To the extent that the obligations of the Company may be dependent upon such matters, I assume for purposes of this opinion that: (i) all parties to the Transaction Documents other than the Company are duly incorporated or organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization; (ii) all parties to the Transaction Documents other than the Company have the requisite power and authority to execute and deliver the Transaction Documents and to perform their respective obligations under the Transaction Documents to which they are a party; and (iii) the Transaction Documents to which such parties are a party have been duly authorized, executed and delivered by such parties and constitute their legally valid and binding obligations, enforceable against them (other than the Company) in accordance with their terms. I express no opinion as to compliance by any parties to the Transaction Documents with any state or federal laws or regulations applicable to the subject transactions because of the nature of their business.

     This opinion is rendered as the date first written above, is solely for your benefit in connection with the Agreements and may not be relied upon, used, circulated, quoted or referred to by, nor may any copies hereof be delivered to, any other person without my prior written consent. I disclaim any obligation to update this opinion letter or to advise you of facts, circumstances, changes in the law, events or developments that hereafter may be brought to my attention and that may alter, affect or modify the opinions expressed herein.

                                                     Very truly yours,

                                  EXHIBIT C-2 TO PRIVATE EQUITY CREDIT AGREEMENT

           [FORM OF COUNSEL OPINION OF THE COMPANY'S COUNSEL WITHIN 5 TRADING DAYS FOLLOWING EFFECTIVE DATE OF SUBSEQUENT PUT NOTICE]



                                                      __________________, 20____


TO:  [Transfer Agent]


     I am Vice President, General Counsel & Secretary of NCT Group, Inc. (the "Company").

     Reference is made to that certain Private Equity Credit Agreement (the "Equity Credit Agreement"), dated as of July 25, 2002, between NCT Group, Inc., a Delaware corporation, and Crammer Road LLC (the "Holder") pursuant to which the Company is issuing from time to time to the Holder, shares of the Company's common stock, $.01 par value (the "Common Stock").

     The Company has agreed with the Holder that it will issue the Common  Stock
free  of  all   restrictive  and  other  legends  when  there  is  an  effective registration statement covering the resale of the Common Stock.

     The Registration Statement on Form ___ (File No. 333-____________) of the Company (the "Registration Statement") was declared effective at ___________ __.M. Eastern Time on _______________, 2002.

     This letter shall serve as my standing opinion to you that the shares of Common Stock issuable from time to time under the Equity Credit Agreement are freely transferable by the Holder pursuant to the Registration Statement, and accordingly, you may issue the shares of Common Stock free of all restrictive and other legends.

     You need not require further letters from me to effect any future legend-free issuance of shares of Common Stock to the Holder as contemplated by this letter and this letter shall serve as my standing opinion with regard to this matter.

                                                     Very truly yours,





cc:  [Investor]

                                    EXHIBIT D TO PRIVATE EQUITY CREDIT AGREEMENT

                               CLOSING CERTIFICATE
                       ----------------------------------


     The undersigned, _______________, hereby certifies, with respect to the shares of Common Stock of NCT Group, Inc. (the "Company") issuable in connection with the Put Notice, dated ______________, 20___ (the "Notice"), delivered to Crammer Road LLC (the "Investor") pursuant to Article II of the Private Equity Credit Agreement, dated July 25, 2002, by and between the Company and the Investor (the "Agreement"), as follows:

     1. The undersigned is the duly elected ______________________________ of the Company.

     2. Except for the provisions of Section 4.3 of the Agreement, the representations and warranties of the Company set forth in the Agreement are true and correct in all material respects as though made on and as of the date hereof.

     3. The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the Closing Date related to the Notice and has complied in all material respects with all obligations and conditions contained in the Agreement.

     4. The number of shares of Common Stock remaining registered in an effective registration statement on behalf of the Investor as of this date equals or exceeds the number of shares of Common Stock issuable in connection with the Notice.

     The undersigned has executed this Certificate this ____ day of ___________, 200__.


                      NCT GROUP, INC.


                      By:_____________________________________
                               Name:
                               Title:

                                    EXHIBIT E TO PRIVATE EQUITY CREDIT AGREEMENT









                                                            _____________, 20___




American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

Gentlemen:

     Reference is made to that certain Private Equity Credit Agreement (the "Equity Credit Agreement") dated as of July 25, 2002, between NCT Group, Inc., a Delaware corporation (the "Company"), and Crammer Road LLC (the "Holder") pursuant to which the Company is issuing from time to time to the Holder, shares of the Company's common stock, $.01 par value (the "Common Stock").

     The Company has agreed with the Holder that it will issue the Common  Stock
free  of  all   restrictive  and  other  legends  when  there  is  an  effective registration statement covering the resale of the Common Stock.

     In furtherance of this instruction, upon the effectiveness of the Registration Statement (as defined in the Equity Credit Agreement), we have instructed our counsel to deliver to you an opinion letter in substantially the form attached hereto as Exhibit 1 to the effect that the Registration Statement has been declared effective by the Securities and Exchange Commission and that the shares of Common Stock issuable from time to time under the Equity Credit Agreement are freely transferable by the Holder, and accordingly, may be issued and delivered to the Holder free of all restrictive and other legends.

     You need not require further letters from us or our counsel to effect our future legend-free issuance of shares of Common Stock to the Holder as contemplated by this letter and this letter shall serve as our standing opinion and instructions with regard to this matter.

     Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.

                                   Very truly yours,

                                   NCT GROUP, INC.



                                   By: ________________________________
                                            Name:
                                            Title:



ACKNOWLEDGED AND AGREED:

AMERICAN STOCK TRANSFER &
TRUST COMPANY



By: ______________________________
         Name:
         Title:

                                                                       EXHIBIT 1




                                                        _________________, 20___



American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

Gentlemen:


     I am Vice President, General Counsel & Secretary of NCT Group, Inc. (the "Company").

     Reference is made to that certain Private Equity Credit Agreement (the "Equity Credit Agreement"), dated as of July 25, 2002, between NCT Group, Inc., a Delaware corporation, and Crammer Road LLC (the "Holder") pursuant to which the Company is issuing from time to time to the Holder, shares of the Company's common stock, $.01 par value (the "Common Stock").

     The Company has agreed with the Holder that it will issue the Common  Stock
free  of  all   restrictive  and  other  legends  when  there  is  an  effective registration statement covering the resale of the Common Stock.

     The Registration Statement on Form ___ (File No. 333-____________) of the Company (the "Registration Statement") was declared effective at ___________ __.M. Eastern Time on _______________, 2002.

     This letter shall serve as my standing opinion to you that the shares of Common Stock issuable from time to time under the Equity Credit Agreement are freely transferable by the Holder pursuant to the Registration Statement, and accordingly, you may issue the shares of Common Stock free of all restrictive and other legends.

     You need not require further letters from me to effect any future legend-free issuance of shares of Common Stock to the Holder as contemplated by this letter and this letter shall serve as my standing opinion with regard to this matter.

                                                              Very truly yours,

                                                                    EXHIBIT F TO
                                                 PRIVATE EQUITY CREDIT AGREEMENT


                                 FORM OF WARRANT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                                 NCT GROUP, INC.
                          COMMON STOCK PURCHASE WARRANT

     1. Issuance; Certain Definitions. In consideration of good and valuable consideration, the receipt of which is hereby acknowledged by NCT GROUP, INC., a Delaware corporation (the "Company"), CRAMMER ROAD LLC, a Cayman Islands entity, or registered assigns (the "Holder") is hereby granted the right to purchase at any time until 5:00 P.M., New York City time, on July 25, 2007 the "Expiration Date"), One Million (1,000,000) fully paid and nonassessable shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), at an initial exercise price per share (the "Exercise Price") of $0.07375 per share, subject to further adjustment as set forth herein. This Warrant is being issued pursuant to the terms of that certain Private Equity Credit Agreement, dated as of July 25, 2002 (the "Agreement"), to which the Company and Holder are parties. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

     2. Exercise of Warrants.

          2.1 General.

          (a) This Warrant is exercisable in whole or in part at any time and from time to time. Such exercise shall be effectuated by submitting to the Company (either by delivery to the Company or by facsimile transmission as provided in Section 8 hereof) a completed and duly executed Notice of Exercise (substantially in the form attached to this Warrant Certificate) as provided in this paragraph. The date such Notice of Exercise is faxed to the Company shall be the "Exercise Date," provided that the Holder of this Warrant tenders this Warrant Certificate to the Company within five (5) business days thereafter. The Notice of Exercise shall be executed by the Holder of this Warrant and shall indicate the number of shares then being purchased pursuant to such exercise. Upon surrender of this Warrant Certificate, together with appropriate payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

          (b) If the Notice of Exercise elects a "cashless" exercise, the Holder shall thereby be entitled to receive a number of shares of Common Stock equal to (x) the excess of the Current Market Value (as defined below) over the total cash exercise price of the portion of the Warrant then being exercised, divided by (y) the Market Price of the Common Stock as of the trading day immediately prior to the Exercise Date. For the purposes of this Warrant, the terms (Q) "Current Market Value" shall be an amount equal to the Market Price of the Common Stock as of the trading day immediately prior to the Exercise Date, multiplied by the number of shares of Common Stock specified in such Notice of Exercise, and (R) "Market Price of the Common Stock" shall be the closing price of the Common Stock as reported by the Reporting Entity as described in Section 10.15 of the Private Equity Credit Agreement for the relevant date.

          (c) If the Notice of Exercise form elects a "cash" exercise, the Exercise Price per share of Common Stock for the shares then being exercised shall be payable in cash or by certified or official bank check.

          (d) The Holder shall be deemed to be the holder of the shares issuable to it in accordance with the provisions of this Section 2.1 on the Exercise Date.

          2.2 Limitation on Exercise. Notwithstanding the provisions of this Warrant, the Agreement or of the other Transaction Agreements, in no event (except (i) as specifically provided in this Warrant as an exception to this provision, (ii) while there is outstanding a tender offer for any or all of the shares of the Company's Common Stock, or (iii) at the Holder's option, on at least sixty-five (65) days' advance written notice from the Holder) shall the Holder be entitled to exercise this Warrant, or shall the Company have the obligation to issue shares upon such exercise of all or any portion of this Warrant to the extent that, after such exercise, the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Warrants, and (2) the number of shares of Common Stock issuable upon the exercise of the Warrants with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the Holder upon such exercise). For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as otherwise provided in clause (1) of such sentence. The Holder, by its acceptance of this Warrant, further agrees that if the Holder transfers or assigns any of the Warrants to a party who or which would not be considered such an affiliate, such assignment shall be made subject to the transferee's or assignee's specific agreement to be bound by the provisions of this Section 2.2 as if such transferee or assignee were the original Holder hereof.

     3. Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares").

     4. Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

     5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

     6. Protection Against Dilution and Other Adjustments.

          6.1 Adjustment Mechanism. If an adjustment of the Exercise Price is required pursuant to this Section 6, the Holder shall be entitled to purchase such number of additional shares of Common Stock as will cause (i) the total number of shares of Common Stock Holder is entitled to purchase pursuant to this Warrant, multiplied by (ii) the adjusted Exercise Price per share, to equal (iii) the dollar amount of the total number of shares of Common Stock Holder is entitled to purchase before adjustment multiplied by the total Exercise Price before adjustment.

          6.2 Capital Adjustments. In case of any stock split or reverse stock split, stock dividend, reclassification of the Common Stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of this Section 6 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Warrant and the original Exercise Price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof. A rights offering to stockholders shall be deemed a stock dividend to the extent of the bargain purchase element of the rights.

          6.3 Adjustment for Spin Off. If, for any reason, prior to the exercise of this Warrant in full, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then

               (a) the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holder's unexercised Warrants outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the "Outstanding Warrants") been exercised as of the close of business on the Trading Day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the exercise of all or any of the Outstanding Warrants, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Warrants then being exercised, and (II) the denominator is the amount of the Outstanding Warrants; and

               (b) the Exercise Price on the Outstanding Warrants shall be adjusted immediately after consummation of the Spin Off by multiplying the Exercise Price by a fraction (if, but only if, such fraction is less than 1.0), the numerator of which is the average Bid Price of the Common Stock for the five (5) Trading Days immediately following the fifth Trading Day after the Record Date, and the denominator of which is the average Bid Price of the Common Stock on the five (5) Trading Days immediately preceding the Record Date; and such adjusted Exercise Price shall be deemed to be the Exercise Price with respect to the Outstanding Warrants after the Record Date.

     7. Transfer to Comply with the Securities Act; Registration Rights.

          7.1 Transfer. This Warrant has not been registered under the Securities Act of 1933, as amended, (the "Act") and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

          7.2 Registration Rights. (a) Reference is made to the Registration Rights Agreement. The Company's obligations under the Registration Rights Agreement and the other terms and conditions thereof with respect to the Warrant Shares, including, but not necessarily limited to, the Company's commitment to file a registration statement including the Warrant Shares, to have the registration of the Warrant Shares completed and effective, and to maintain such registration, are incorporated herein by reference.

               (b) In addition to the registration rights referred to in the preceding provisions of Section 7.2(a), effective after the expiration of the effectiveness of the Registration Statement as contemplated by the Registration Rights Agreement, the Holder shall have piggy-back registration rights with respect to the Warrant Shares then held by the Holder or then subject to issuance upon exercise of this Warrant (collectively, the "Remaining Warrant Shares"), subject to the conditions set forth below. If, at any time after the Registration Statement has ceased to be effective, the Company participates (whether voluntarily or by reason of an obligation to a third party) in the registration of any shares of the Company's Common Stock (other than a registration on Form S-8 or on Form S-4), the Company shall give written notice thereof to the Holder and the Holder shall have the right, exercisable within ten (10) business days after receipt of such notice, to demand inclusion of all or a portion of the Holder's Remaining Warrant Shares in such registration statement. If the Holder exercises such election, the Remaining Warrant Shares so designated shall be included in the registration statement at no cost or expense to the Holder (other than any costs or commissions which would be borne by the Holder under the terms of the Registration Rights Agreement); provided, however, that if there is a managing underwriter of the offering of shares referred to in the registration statement and such managing underwriter advises the Company in writing that the number of shares proposed to be included in the offering will have an adverse effect on its ability to successfully conclude the offering and, as a result, the number of shares to be included in the offering is to be reduced, the number of Remaining Warrant Shares of the Holder which were to be included in the registration (before such reduction) will be reduced pro rata with the number of shares included for all other parties whose shares are being registered. The Holder's rights under this Section 7 shall expire at such time as the Holder can sell all of the Remaining Warrant Shares under Rule 144 without volume or other restrictions or limit.

     8. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, or by recognized commercial courier service, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, or by recognized commercial courier service, telegraphed, telexed or sent by facsimile transmission, or, if mailed, two days after the date of deposit in the United States mails, as follows:

          (i)  if to the Company, to:

               NCT Group, Inc.
               20 Ketchum Street
               Westport, Connecticut 06880
               ATT: Chief Financial Officer
               Telephone No.: (203) 226-4447 ext. 3522
               Telephone No.: (203) 226-4338

               with a copy to:

               NCT Group, Inc.
               20 Ketchum Street
               Westport, Connecticut 06880
               ATT: General Counsel
               Telephone No.: (203) 226-4447 ext. 3572
               Telephone No.: (203) 226-4338

          (ii) if to the Holder, to:

               Crammer Road LLC
               PO Box 866, George TownAnderson Square
               BuildingShedden RoadGrand Cayman, Cayman
               IslandsBritish West, IndiesCayman Islands

               Telephone No.:  (284) 474-4770
               Telecopier No.: (284) 474-4771

          with a copy to:

               Krieger & Prager LLP, Esqs.
               39 Broadway
               Suite 1440
               New York, NY 10006
               Attn: Samuel M. Krieger, Esq.
               Telephone No.: (212) 363-2900
               Telecopier No.:  (212) 363-2999

Any party may be notice given in accordance with this Section to the other parties designate another address or person for receipt of notices hereunder.

     9. Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof and there are no representations, warranties, agreements or understandings other than expressly contained herein.

     10. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Holder for any reasonable legal fees and disbursements incurred by the Holder in enforcement of or protection of any of its rights under this Warrant.

     11. Jury Trial Waiver. The Company and the Holder hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the Parties hereto against the other in respect of any matter arising out or in connection with this Warrant.

     12. Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     13. Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the _____ day of __________________, 2002.


                                  NCT GROUP, INC.

                                  By:  _________________________________________
                                  (Print Name) _________________________________
                                  (Title) ______________________________________

                          NOTICE OF EXERCISE OF WARRANT

     The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant dated as of , , to purchase shares of the Common Stock, $.01 par value, of NCT GROUP, INC. and tenders herewith payment in accordance with Section 1 of said Warrant.

__  CASH: $  __________________________________________________________
    =          (Exercise Price x Exercise Shares)

    Payment is being made by:

    __       enclosed check
    __       wire transfer
    __       other

__  CASHLESS EXERCISE:

    Net number of Warrant Shares to be issued to Holder :         _________*

    * based on:   Current Market Value - (Exercise Price x Exercise Shares)
                  --------------------------------------------------------
                           Market Price of the Common Stock
                  where:
                  Market Price of the Common Stock ["MP"]  =  $_______________
                  Current Market Value [MP x Exercise Shares] =  $______________

     It is the intention of the Holder to comply with the  provisions of Section
2.2 of the Warrant regarding certain limits on the Holder's right to exercise thereunder. Based on the analysis on the attached Worksheet Schedule, the Holder believe this exercise complies with the provisions of said Section 2.2. Nonetheless, to the extent that, pursuant to the exercise effected hereby, the Holder would have more shares than permitted under said Section, this notice should be amended and revised, ab initio, to refer to the exercise which would result in the issuance of shares consistent with such provision. Any exercise above such amount is hereby deemed void and revoked.

                    Please deliver the stock certificate to:







Dated:
       ------------------------------------------


-------------------------------------------------
[Name of Holder]


By:
   ----------------------------------------------
         Name: ___________________________
         Title: __________________________

                          NOTICE OF EXERCISE OF WARRANT
                               WORKSHEET SCHEDULE



1. Current Common Stock holdings of Holder and affiliates _____________


2. Shares to be issued on current exercise _____________


3. Other shares eligible to be acquired without restriction _____________


4. Total [sum of Lines 1 through 3] _____________


5. Outstanding shares of Common Stock _____________


6. Adjustments to Outstanding


     a. Shares from Line 1 not included in Line 5 ____________


     b. Shares to be issued per Line 2 ____________


     c. Total Adjustments [Lines 6a and 6b] _____________



7. Total Adjusted Outstanding [Lines 5 plus 6c] _____________


8. Holder's Percentage [Line 4 divided by Line 7] _____________%


[Note: Line 8 not to be above 9.99%]

                                                                    EXHIBIT G TO
                                                 PRIVATE EQUITY CREDIT AGREEMENT


                            JOINT ESCROW INSTRUCTIONS


Dated as of the date of the
Private Equity Credit Agreement to
Which These Joint Escrow
Instructions Are Attached


Krieger & Prager, LLP.
Suite 1440
39 Broadway
New York, New York 10006

Attention:        Samuel M. Krieger, Esq.

Dear Mr. Krieger:

     As escrow agent for both NCT GROUP, INC., a Delaware corporation (the "Company"), and Crammer Road LLC, a Cayman Islands entity ("Investor"), in connection with Puts relating to of shares of Common Stock of the Company, who is named in the Private Equity Credit Agreement between the Company and the Investor (the "Agreement") to which a copy of these Joint Escrow Instructions is attached as Exhibit G (capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided in the Agreement), you (the "Escrow Agent") are hereby authorized and directed to hold the documents and funds (together with any interest thereon, the "Escrow Funds") delivered to the Escrow Agent pursuant to the terms of the Agreement in accordance with the following instructions:

     1. The parties shall forward to the Escrow Agent any Put Notice or other notice under the Agreement and related documentation simultaneously with delivery to any other party.

     2. The Escrow Agent shall, as promptly as feasible, notify the Company orally or in writing of receipt of the Purchase Price for the Common Stock from or on behalf of the Investor, and notify the Investor (or such agent as the Investor may designate in writing) orally or in writing of receipt of the certificates for Common Stock ("Certificates") free of restrictive legends. As promptly as feasible upon receipt of notice (whether oral or in written form) from the Company and the Investor that the respective conditions precedent to a closing have been satisfied (which notice shall not be unreasonably withheld), the Escrow Agent shall, after reduction by the amounts referred to in the next succeeding sentences of this paragraph, release the Escrow Funds to or upon the order of the Company, and shall release the Certificates to the Investor. After receipt of such notice, legal and escrow fees to the Escrow Agent of $2,500, and all accrued and unpaid fees and expenses ("the Escrow Agent Fees") shall be released to or upon the order of the Escrow Agent, and the balance shall be remitted to the Company. If the Certificates are not deposited with the Escrow Agent (or the Escrow Agent's designee) within fifteen (15) days after delivery of a Put Notice, the Escrow Agent shall notify the Investor and the Investor shall be entitled to cancel the purchase and demand repayment of the funds. If the Purchase Price funds are not deposited with the Escrow Agent within twelve
(12) days after delivery of a Put Notice, the Escrow Agent shall notify the Company and the Company shall be entitled to cancel the purchase and demand return of such Certificates. If the Company or the Investor notifies the Escrow Agent that on the Closing Date the conditions precedent to the obligations of the Company or the Investor, as the case may be, under the Agreement with respect to the purchase and sale of Common Stock to be effected that date were not satisfied or waived, then the Escrow Agent shall return the Escrow Funds to the Investor and shall return the Certificates to the Company. Prior to return of any Escrow Funds to the Investor, the Investor shall furnish such tax reporting or other information as shall be appropriate for the Escrow Agent to comply with applicable United States laws. The Escrow Agent shall deposit all funds received hereunder in the Escrow Agent's attorney escrow account at The Bank of New York.

     3. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, the Investor and the Escrow Agent.

     4. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith.

     5. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     6. The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder, or in respect of any calculation or date related to a Put Notice supplied by any party and relied upon in good faith by the Escrow Agent.

     7. The Escrow Agent has acted as legal counsel for the Investor and may continue to act as legal counsel for such party, from time to time, notwithstanding its duties as the Escrow Agent hereunder. The Company consents to the Escrow Agent acting in such capacity as legal counsel for the Investor and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Company understands that the Investor and the Escrow Agent are relying explicitly on the foregoing provision in entering into these Joint Escrow Instructions.

     8. The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Company and the Investor. In the event of any such resignation, the Investor and the Company shall appoint a successor Escrow Agent.

     9. If the Escrow Agent reasonably requires other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     10. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the Escrow Funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the Escrow Funds until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the Escrow Funds and any other property and documents held by the Escrow Agent hereunder to a state or federal court having competent subject matter jurisdiction and located in the State and City of New York in accordance with the applicable procedure therefor.

     11. The Company and the Investor agree jointly and severally to indemnify and hold harmless the Escrow Agent from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder other than any such claim, liability, cost or expense to the extent the same shall (a) have been tax obligations in connection with Escrow Agent's fee hereunder, or (b) have resulted from the gross negligence or willful misconduct of the Escrow Agent, or (c) be a liability, or arise from liability, to either the Company or the Investor.

     12. Any notice required or permitted hereunder shall be given in manner provided in the Section headed "NOTICES" in the Agreement, the terms of which are incorporated herein by reference. Notice to the Escrow Agent shall be as follows:

                            Krieger & Prager, LLP
                            39 Broadway, Suite 1440
                            New York, New York 10006
                            Tel. No.: (212) 363-2900
                            Fax No.: (212) 363-2999

     13. By signing these Joint Escrow Instructions, the Escrow Agent becomes a party hereto only for the purpose of these Joint Escrow Instructions; the Escrow Agent does not become a party to the Agreement. The Company and the Investor have become parties hereto by their execution and delivery of the Agreement, as provided therein.

     14. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns and shall be governed by the laws of the State of New York without giving effect to principles governing the conflicts of laws. A facsimile transmission of these instructions signed by the Escrow Agent shall be legal and binding on all parties hereto.

     15. The rights and obligations of any party hereto are not assignable without the written consent of the other parties hereto. These Joint Escrow Instructions constitute the entire agreement amongst the parties with respect to the subject matter hereof.





ACCEPTED BY ESCROW AGENT:
KRIEGER & PRAGER LLP

By:   __________________________
Name: __________________________
Date: __________________________